FILE NO.  33-12947
                                                              FILE NO.  811-5079
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                                   ---------
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933            (X)
                          Pre-Effective Amendment No.            ( )
                        Post-Effective Amendment No. 19          (X)
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940        (X)
                                Amendment No. 20                 (X)
                                   ---------
                       JOHN HANCOCK TAX-EXEMPT SERIES FUND
               (Exact Name of Registrant as Specified in Charter)
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
              (Address of Principal Executive Offices) (Zip Code)
                 Registrant's Telephone Number, (617) 375-1700
                                   ---------
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                          Boston, Massachusetts 02199
                    (Name and Address of Agent for Service)
                                   ---------

It is proposed that this filing will become effective:
( ) immediately upon filing pursuant to paragraph (b) of Rule 485
(X) on January 1, 2001 pursuant to paragraph (b) of Rule 485
( ) 75 days after filing pursuant to paragraph (a) of Rule 485
( ) on (date) pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

( ) This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                    John Hancock
                                                                 Tax-Free Income
                                                                           Funds

                                                                      Prospectus

                                                                 January 1, 2001

--------------------------------------------------------------------------------

                                                 California Tax-Free Income Fund
                                                        High Yield Tax-Free Fund
                                              Massachusetts Tax-Free Income Fund
                                                   New York Tax-Free Income Fund
                                                              Tax-Free Bond Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                        [LOGO] John Hancock(R)
                                                      --------------------------
                                                          JOHN HANCOCK FUNDS

Contents

--------------------------------------------------------------------------------

A fund-by-fund summary of         California Tax-Free Income Fund              4
goals, strategies, risks,
performance and expenses.         High Yield Tax-Free Fund                     6

                                  Massachusetts Tax-Free Income Fund           8

                                  New York Tax-Free Income Fund               10

                                  Tax-Free Bond Fund                          12


Policies and instructions for     Your account
opening, maintaining and
closing an account in any         Choosing a share class                      14
tax-free income fund.             How sales charges are calculated            14
                                  Sales charge reductions and waivers         15
                                  Opening an account                          15
                                  Buying shares                               16
                                  Selling shares                              17
                                  Transaction policies                        19
                                  Dividends and account policies              19
                                  Additional investor services                20


Further information on the        Fund details
tax-free income funds.
                                  Business structure                          21
                                  Financial highlights                        22


                                  For more information                back cover

Overview

--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

JOHN HANCOCK TAX-FREE INCOME FUNDS

These funds seek to offer income that is exempt from federal and, in some cases, state and local income tax. Each fund has its own strategy and its own risk profile. Each fund invests at least 80% of assets in municipal securities exempt from federal (and in some funds, state) income tax as well as the federal alternative minimum tax. However, a portion of a tax-free fund's income may be subject to these taxes.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o     are in higher income brackets

o     want regular monthly income

o     are interested in lowering their income tax burden

o pay California, Massachusetts or New York income tax (state-specific funds)

Tax-free income funds may NOT be appropriate if you:

o     are not subject to a high level of state or federal income tax

o     are seeking an investment for a tax-deferred retirement account

o     are investing for maximum return over a long time horizon

o     require absolute stability of your principal

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock tax-free income funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

California Tax-Free Income Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks a high level of current income, consistent with preservation of capital, that is exempt from federal and California personal income taxes. In pursuing this goal, the fund normally invests at least 80% of assets in California municipal debt obligations of any maturity. Most of these securities are investment-grade when purchased, but the fund may invest up to 20% of assets in junk bonds rated BB/Ba and their unrated equivalents.

In managing the portfolio, the management team uses top-down research to assess general credit trends and identify promising market sectors. To select securities for long-term investment, the team uses a strategy designed to find undervalued bonds, based on research into specific municipal issuers, their creditworthiness and the structure of their bonds.

The management team commonly seeks out revenue bonds, which are repaid from income tied to specific facilities such as power plants. The team also favors bonds with limitations on whether they can be called, or redeemed, by the issuer before maturity. This enables the team to minimize the effect of declining interest rates on the fund's income.

The fund may make limited use of certain derivatives (investments whose value is based on indices or other securities), especially in managing its exposure to interest rate risk.

In abnormal market conditions, the fund may temporarily invest more than 20% of assets in taxable investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS

Barry H. Evans, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1986
Began business career in 1986

Dianne Sales, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1995
Joined adviser in 1989
Began business career in 1984

Frank A. Lucibella, CFA
---------------------------------------
Second vice president of adviser
Joined fund team in 1995
Joined adviser in 1988
Began business career in 1982

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1990    1991     1992    1993    1994    1995     1996    1997    1998    1999

 6.69%  11.70%    9.06%  13.60%  -9.29%  21.91%    4.48%  10.13%   6.65%  -2.84%


2000 total return as of September 30: 6.81%


Best quarter: Q1 '95, 9.23%
Worst quarter: Q1 '94, -6.58%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                                     Life of
                                   1 year     5 year      10 year    Class B
Class A                            -7.23%     6.78%       6.40%      --
Class B - began 12/31/91           -8.18%     6.66%       --         5.54%
Class C - began 4/1/99             --         --          --         --
Index                              -2.06%     6.91%       6.89%      6.20%

Index: Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds.

MAIN RISKS

[Clip Art] The major factor in this fund's performance is interest rates. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk. There is no limit on the fund's average maturity.

Because the fund invests primarily in California issuers, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, state legislative changes (especially those regarding taxes) and the possibility of credit problems.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.


To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:


o Revenue bonds could be downgraded or go into default if revenues from their underlying facilities decline, causing the fund to lose money.

o Junk bonds could make the fund more sensitive to market or economic shifts.

o     Certain derivatives could produce disproportionate losses.

o In a down market, certain securities and derivatives could become harder to value or to sell at a fair price.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------

Maximum sales charge (load)                  4.50%        5.00%        2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price        4.50%        none         1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(2)      5.00%        1.00%


--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               0.55%        0.55%        0.55%
Distribution and service (12b-1) fees        0.15%        1.00%        1.00%
Other expenses                               0.14%        0.14%        0.14%
Total fund operating expenses                0.84%        1.69%        1.69%
Distribution and service (12b-1) fee
reduction (until 12/31/01)                   --           0.10%         --
Actual operating expenses                    0.84%        1.59%        1.69%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $532         $706         $  895       $1,441
Class B - with redemption       $662         $823         $1,108       $1,763
        - without redemption    $162         $523         $  908       $1,763
Class C - with redemption       $369         $627         $1,009       $2,078
        - without redemption    $270         $627         $1,009       $2,078

(1)   A $4.00 fee will be charged for wire redemptions.


(2) Except for investments of $1 million or more; see "How sales charges are calculated."


FUND CODES

Class A
---------------------------------------
Ticker            TACAX
CUSIP             41014R108
Newspaper         CATxFA
SEC number        811-5979

Class B
---------------------------------------
Ticker            TSCAX
CUSIP             41014R207
Newspaper         CATxFB
SEC number        811-5979

Class C
---------------------------------------
Ticker            --
CUSIP             41014R306
Newspaper         --
SEC number        811-5979

High Yield Tax-Free Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks a high level of current income that is largely exempt from federal income tax consistent with preservation of capital. In pursuing this goal, the fund normally invests at least 80% of assets in tax-exempt municipal debt obligations of any maturity with credit ratings from A to BB/Ba and their unrated equivalents. The fund may also invest up to 5% of assets in bonds rated as low as CC/Ca and their unrated equivalents. Bonds that are in or below the BB/Ba category are considered junk bonds.

In managing the portfolio, the management team uses top-down research to assess general credit trends and identify promising market sectors. To select securities for long-term investment, the team uses a strategy designed to find undervalued bonds, based on research into specific municipal issuers, their creditworthiness and the structure of their bonds.

The management team commonly seeks out revenue bonds, which are repaid from income tied to specific facilities such as power plants. The team also favors bonds with limitations on whether they can be called, or redeemed, by the issuer before maturity. This enables the team to minimize the effect of declining interest rates on the fund's income.

The fund may make limited use of certain derivatives (investments whose value is based on indices or other securities), especially in managing its exposure to interest rate risk.

In abnormal market conditions, the fund may temporarily invest more than 20% of assets in taxable investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS

Barry H. Evans, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1986
Began business career in 1986

Frank A. Lucibella, CFA
---------------------------------------
Second vice president of adviser
Joined fund team in 1995
Joined adviser in 1988
Began business career in 1982

Dianne Sales, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1995
Joined adviser in 1989
Began business career in 1984

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class B year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1990    1991     1992    1993    1994    1995     1996    1997    1998    1999
 3.80%  12.30%    8.35%  11.58%  -5.70%  18.89%    0.60%   8.81%   4.69%  -4.84%


2000 total return as of September 30: 3.08%


Best quarter: Q1 '95, 7.62%
Worst quarter: Q1 '94, -4.18%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                                      Life of
                                          1 year   5 year   10 year   Class A
Class A - began 12/31/93                  -8.43%   5.13%    --        3.38%
Class B                                   -9.36%   5.01%    5.59%     --
Class C - began 4/1/99                    --       --       --        --
Index                                     -2.06%   6.91%    6.89%     4.80%

Index: Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds.

MAIN RISKS

[Clip Art] The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk. There is no limit on the fund's average maturity.

Because their issuers are often in relatively weak financial health, junk bonds could make the fund more sensitive to market or economic shifts, and to the risk of default of a particular bond. In general, investors should expect fluctuations in share price, yield and total return that are above average for bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.


To the extent that the fund invests in securities with additional risks, these risks could increase volatility or reduce performance:


o Revenue bonds could be downgraded or go into default if revenues from their underlying facilities decline, causing the fund to lose money.

o If the fund invests heavily in securities from a given state or region, its performance could be disproportionately affected by political or demographic factors in that state or region.

o     Certain derivatives could produce disproportionate losses.

o In a down market, certain securities and derivatives could become harder to value or to sell at a fair price.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------

Maximum sales charge (load)                  4.50%        5.00%        2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price        4.50%        none         1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(2)      5.00%        1.00%


--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               0.59%        0.59%        0.59%
Distribution and service (12b-1) fees        0.25%        1.00%        1.00%
Other expenses                               0.21%        0.21%        0.21%
Total fund operating expenses                1.05%        1.80%        1.80%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $552         $769         $1,003       $1,675
Class B - with redemption       $683         $866         $1,175       $1,919
        - without redemption    $183         $566         $  975       $1,919
Class C - with redemption       $380         $661         $1,065       $2,195
        - without redemption    $281         $661         $1,065       $2,195

(1)   A $4.00 fee will be charged for wire redemptions.


(2) Except for investments of $1 million or more; see "How sales charges are calculated."


FUND CODES

Class A
---------------------------------------
Ticker            JHTFX
CUSIP             41013Y302
Newspaper         HiYTxFA
SEC number        811-5968

Class B
---------------------------------------
Ticker            TSHTX
CUSIP             41013Y401
Newspaper         HiYTxFB
SEC number        811-5968

Class C
---------------------------------------
Ticker            --
CUSIP             41013Y500
Newspaper         --
SEC number        811-5968

Massachusetts Tax-Free Income Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks a high level of current income, consistent with preservation of capital, that is exempt from federal and Massachusetts personal income taxes.

In pursuing its goal, the fund normally invests at least 80% of assets in securities of any maturity exempt from Massachusetts personal income taxes. Most of these securities have credit ratings of A or higher when purchased, but the fund may invest up to 33.3% of assets in securities rated as low as BB/Ba and their unrated equivalents. Bonds that are in or below the BB/Ba category are considered junk bonds.

In managing the portfolio, the management team uses top-down research to assess general credit trends and identify promising market sectors. To select securities for long-term investment, the team uses a strategy designed to find undervalued bonds, based on research into specific municipal issuers, their creditworthiness and the structure of their bonds.

The management team commonly seeks out revenue bonds, which are repaid from income tied to specific facilities such as power plants. The team also favors bonds with limitations on whether they can be called, or redeemed, by the issuer before maturity. This enables the team to minimize the effect of declining interest rates on the fund's income. The fund is non-diversified and may invest more than 5% of assets in securities of a single issuer.

The fund may make limited use of certain derivatives (investments whose value is based on indices or other securities), especially in managing its exposure to interest rate risk.

In abnormal market conditions, the fund may temporarily invest more than 20% of assets in taxable investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS

Barry H. Evans, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1986
Began business career in 1986

Dianne Sales, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1995
Joined adviser in 1989
Began business career in 1984

Frank A. Lucibella, CFA
---------------------------------------
Second vice president of adviser
Joined fund team in 1995
Joined adviser in 1988
Began business career in 1982

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1990    1991     1992    1993    1994    1995     1996    1997    1998    1999
 4.39%  13.56%    9.50%  12.71%  -5.51%  16.36%    4.27%   9.34%   7.06%  -4.24%


2000 total return as of September 30: 6.56%


Best quarter: Q1 '95, 6.68%
Worst quarter: Q1 '94, -6.07%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                                      Life of
                                      1 year    5 year    10 year     Class B
Class A                               -8.53%    5.37%     6.03%       --
Class B - began 10/3/96               -9.46%    --        --          2.84%
Class C - began 4/1/99                --        --        --          --
Index                                 -2.06%    6.91%     6.89%       4.88%

Index: Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds.

MAIN RISKS

[Clip Art] The major factor in this fund's performance is interest rates. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk. There is no limit on the fund's average maturity.

Because the fund invests primarily in Massachusetts issuers, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, state legislative changes (especially those affecting taxes) and the possibility of credit problems.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.


To the extent that the fund invests in securities with additional risks, these risks could increase volatility or reduce performance:


o Revenue bonds could be downgraded or go into default if revenues from their underlying facilities decline, causing the fund to lose money.

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o Junk bonds could make the fund more sensitive to market or economic shifts.

o     Certain derivatives could produce disproportionate losses.

o In a down market, certain securities and derivatives could become harder to value or to sell at a fair price.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------

Maximum sales charge (load)                  4.50%        5.00%        2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price        4.50%        none         1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(2)      5.00%        1.00%


--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               0.50%        0.50%        0.50%
Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
Other expenses                               0.29%        0.29%        0.29%
Total fund operating expenses                1.09%        1.79%        1.79%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $556         $781         $1,024       $1,719
Class B - with redemption       $682         $863         $1,170       $1,921
        - without redemption    $182         $563         $  970       $1,921
Class C - with redemption       $379         $658         $1,060       $2,184
        - without redemption    $280         $658         $1,060       $2,184

(1)   A $4.00 fee will be charged for wire redemptions.


(2) Except for investments of $1 million or more; see "How sales charges are calculated."


FUND CODES

Class A
---------------------------------------
Ticker            JHMAX
CUSIP             410229207
Newspaper         MATxFA
SEC number        811-5079

Class B
---------------------------------------
Ticker            JHMBX
CUSIP             410229405
Newspaper         --
SEC number        811-5079

Class C
---------------------------------------
Ticker            --
CUSIP             410229603
Newspaper         --
SEC number        811-5079

New York Tax-Free Income Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks a high level of current income consistent with preservation of capital that is exempt from federal, New York State and New York City personal income taxes.

In pursuing its goal, the fund normally invests at least 80% of assets in securities of any maturity exempt from New York personal income taxes. Most of these securities have credit ratings of A or higher when purchased, but the fund may invest up to 33.3% of assets in bonds rated as low as BB/Ba and their unrated equivalents. Bonds that are in or below the BB/Ba category are considered junk bonds.

In managing the portfolio, the management team uses top-down research to assess general credit trends and identify promising market sectors. To select securities for long-term investment, the team uses a strategy designed to find undervalued bonds, based on research into specific municipal issuers, their creditworthiness and the structure of their bonds.

The management team commonly seeks out revenue bonds, which are repaid from income tied to specific facilities such as power plants. The team also favors bonds with limitations on whether they can be called, or redeemed, by the issuer before maturity. This enables the team to minimize the effect of declining interest rates on the fund's income. The fund is non-diversified and may invest more than 5% of assets in securities of a single issuer.

The fund may make limited use of certain derivatives (investments whose value is based on indices or other securities), especially in managing its exposure to interest rate risk.

In abnormal market conditions, the fund may temporarily invest more than 20% of assets in taxable investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS


Barry H. Evans, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1986
Began business career in 1986

Frank A. Lucibella, CFA
---------------------------------------
Second vice president of adviser
Joined fund team in 1995
Joined adviser in 1988
Began business career in 1982

Dianne Sales, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1995
Joined adviser in 1989
Began business career in 1984

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-to-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1990    1991     1992    1993    1994    1995     1996    1997    1998    1999
 4.77%  13.63%    9.45%  13.78%  -6.48%  17.09%    3.65%   9.50%   6.28%  -4.39%


2000 total return as of September 30: 7.56%


Best quarter: Q1 '95, 6.64%
Worst quarter: Q1 '94, -5.54%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                                      Life of
                                        1 year    5 year   10 year    Class B
Class A                                 -8.70%    5.23%    5.99%      --
Class B - began 10/3/96                 -9.59%    --       --         2.42%
Class C - began 4/1/99                  --        --       --         --
Index                                   -2.06%    6.91%    6.89%      4.88%

Index: Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds.

MAIN RISKS

[Clip Art] The major factor in this fund's performance is interest rates. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk. There is no limit on the fund's average maturity.

Because the fund invests primarily in New York issuers, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, state legislative changes (especially those affecting taxes) and the legacy of past credit problems of New York City and other issuers.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.


To the extent that the fund invests in securities with additional risks, these risks could increase volatility or reduce performance:


o Revenue bonds could be downgraded or go into default if revenues from their underlying facilities decline, causing the fund to lose money.

o Junk bonds could make the fund more sensitive to market or economic shifts.

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o     Certain derivatives could produce disproportionate losses.

o In a down market, certain securities and derivatives could become harder to value or to sell at a fair price.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------

Maximum sales charge (load)                  4.50%        5.00%        2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price        4.50%        none         1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(2)      5.00%        1.00%


--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               0.50%        0.50%        0.50%
Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
Other expenses                               0.33%        0.33%        0.33%
Total fund operating expenses                1.13%        1.83%        1.83%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $560         $793         $1,044       $1,763
Class B - with redemption       $686         $876         $1,190       $1,965
        - without redemption    $186         $576         $  990       $1,965
Class C - with redemption       $383         $670         $1,080       $2,226
        - without redemption    $284         $670         $1,080       $2,226

(1)   A $4.00 fee will be charged for wire redemptions.


(2) Except for investments of $1 million or more; see "How sales charges are calculated."


FUND CODES

Class A
---------------------------------------
Ticker            JHNYX
CUSIP             410229306
Newspaper         NYTxFA
SEC number        811-5079

Class B
---------------------------------------
Ticker            JNTRX
CUSIP             410229504
Newspaper         --
SEC number        811-5079

Class C
---------------------------------------
Ticker            --
CUSIP             410229702
Newspaper         --
SEC number        811-5079

Tax-Free Bond Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks as high a level of interest income exempt from federal income tax as is consistent with preservation of capital. In pursuing this goal, the fund normally invests at least 80% of assets in tax-exempt municipal debt obligations of any maturity. Most of these bonds are investment-grade when purchased, but the fund may also invest up to 35% of assets in junk bonds rated BB/Ba or B and their unrated equivalents.

In managing the portfolio, the management team uses top-down research to assess general credit trends and identify promising market sectors. To select securities for long-term investment, the management team uses a strategy designed to find undervalued bonds, based on research into specific municipal issuers, their creditworthiness and the structure of their bonds.

The management team commonly seeks out revenue bonds, which are repaid from income tied to specific facilities such as power plants. The fund may invest up to 25% of assets in private activity bonds.

The management team also favors bonds with limitations on whether they can be called, or redeemed by the issuer before maturity. This enables the team to minimize the effect of declining interest rates on the fund's income.

The fund may make limited use of certain derivatives (investments whose value is based on indices or other securities), especially in managing its exposure to interest rate risk.

In abnormal market conditions, the fund may temporarily invest more than 20% of assets in taxable investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS

Barry H. Evans, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1986
Began business career in 1986

Dianne Sales, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1995
Joined adviser in 1989
Began business career in 1984

Frank A. Lucibella, CFA
---------------------------------------
Second vice president of adviser
Joined fund team in 1995
Joined adviser in 1988
Began business career in 1982

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-to-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
         1991     1992    1993    1994    1995     1996    1997    1998    1999
        14.97%   10.95%  15.15%  -9.26%  20.22%    4.15%   9.81%   5.50%  -3.50%


2000 total return as of September 30: 6.20%


Best quarter: Q1 '95, 8.82%
Worst quarter: Q1 '94, -7.06%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                            Life of   Life of
                                        1 year    5 year    Class A   Class B
Class A - began 1/5/90                  -7.88%    5.99%     6.56%     --
Class B - began 12/31/91                -8.80%    5.87%     --        5.45%
Class C - began 4/1/99                  --        --        --        --
Index                                   -2.06%    6.91%     6.89%     6.20%

Index: Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds.

MAIN RISKS

[Clip Art] The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk. There is no limit on the fund's average maturity.

Junk bonds may make the fund more sensitive to market or economic shifts. The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.


To the extent that the fund invests in other securities with additional risks, these risks could increase volatility or reduce performance:


o If the fund invests heavily in securities from a given state or region, its performance could be disproportionately affected by political or demographic factors in that state or region.

o Revenue bonds could be downgraded or go into default if revenues from their underlying facilities decline, causing the fund to lose money.

o     Certain derivatives could produce disproportionate losses.

o In a down market, certain securities and derivatives could become harder to value or to sell at a fair price.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------

Maximum sales charge (load)                  4.50%        5.00%        2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price        4.50%        none         1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(2)      5.00%        1.00%


--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               0.54%        0.54%        0.54%
Distribution and service (12b-1) fees        0.25%        1.00%        1.00%
Other expenses                               0.20%        0.20%        0.20%
Total fund operating expenses                0.99%        1.74%        1.74%
Distribution and service (12b-1) fee
reduction (until 12/31/01)                   0.10%        0.10%        --
Actual operating expenses                    0.89%        1.64%        1.74%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $537         $742         $  963       $1,600
Class B - with redemption       $667         $838         $1,134       $1,845
        - without redemption    $167         $538         $  934       $1,845
Class C - with redemption       $374         $643         $1,034       $2,131
        - without redemption    $275         $643         $1,034       $2,131

(1)   A $4.00 fee will be charged for wire redemptions.


(2) Except for investments of $1 million or more; see "How sales charges are calculated."


FUND CODES

Class A
---------------------------------------
Ticker            TAMBX
CUSIP             41013Y104
Newspaper         TFBdA
SEC number        811-5968

Class B
---------------------------------------
Ticker            TSMBX
CUSIP             41013Y203
Newspaper         TFBdB
SEC number        811-5968

Class C
---------------------------------------
Ticker            --
CUSIP             41013Y609
Newspaper         --
SEC number        811-5968

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o     A front-end sales charge, as described below.

o Distribution and service (12b-1) fees of 0.15% for California Tax-Free Income and Tax-Free Bond, 0.25% for High Yield Tax-Free and 0.30% for Massachusetts Tax-Free Income and New York Tax-Free Income.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o Distribution and service (12b-1) fees of 1.00% (0.90% for California Tax-Free Income and Tax-Free Bond).

o     A deferred sales charge, as described at right.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

Your broker receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker.

Your broker or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A and Class C Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                           As a % of          As a % of your
Your investment            offering price     investment
Up to $99,999              4.50%              4.71%
$100,000 - $249,999        3.75%              3.90%
$250,000 - $499,999        3.00%              3.09%
$500,000 - $999,999        2.00%              2.04%
$1,000,000 and over        See next column

--------------------------------------------------------------------------------
Class C sales charges
--------------------------------------------------------------------------------
                           As a % of          As a % of your
Your investment            offering price     investment
Up to $1,000,000           1.00%              1.01%
$1,000,000 and over        none

Investments of $1 million or more Class A and Class C shares are available with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) on any Class A shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                              CDSC on shares
Your investment                               being sold
First $1M - $4,999,999                        1.00%
Next $1 - $5M above that                      0.50%
Next $1 or more above that                    0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B Shares are offered at their net asset value per share, without any initial sales charge.

Class B and Class C A CDSC may be charged if you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
Years after                             CDSC on shares
purchase                                being sold
1st year                                5.00%
2nd year                                4.00%
3rd year                                3.00%
4th year                                3.00%
5th year                                2.00%
6th year                                1.00%
After 6th year                          none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase                    CDSC
1st year                                1.00%
After 1st year                          none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.


14 YOUR ACCOUNT

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250), and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o     selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

Class C shares may be offered without front-end sales charges to various individuals and institutions, including certain retirement plans.

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o     non-retirement account: $1,000

      o     group investments: $250

      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

      o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


                                                                 YOUR ACCOUNT 15

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                Adding to an account

By check

[Clip Art]  o Make out a check for the        o Make out a check for the
              investment amount, payable to     investment amount payable to
              "John Hancock Signature           "John Hancock Signature
              Services, Inc."                   Services, Inc."

            o Deliver the check and your      o Fill out the detachable
              completed application to your     investment slip from an
              financial representative, or      account statement. If no slip
              mail them to Signature            is available, include a note
              Services (address below).         specifying the fund name,
                                                your share class, your
                                                account number and the
                                                name(s) in which the account
                                                is registered.

                                              o Deliver the check and your
                                                investment slip or note to
                                                your financial
                                                representative, or mail them
                                                to Signature Services
                                                (address below).

By exchange

[Clip Art]  o Call your financial             o Log on to www.jhfunds.com to
              representative or Signature       process exchanges between
              Services to request an            funds.
              exchange.
                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an
                                                exchange.

By wire

[Clip Art]  o Deliver your completed          o Instruct your bank to wire
              application to your financial     the amount of your investment
              representative, or mail it to     to:
              Signature Services.                First Signature Bank & Trust
                                                 Account # 900000260
            o Obtain your account number by      Routing # 211475000
              calling your financial
              representative or Signature     Specify the fund name, your
              Services.                       share class, your account
                                              number and the name(s) in which
            o Instruct your bank to wire      the account is registered. Your
              the amount of your investment   bank may charge a fee to wire
              to:                             funds.
               First Signature Bank & Trust
               Account # 900000260
               Routing # 211475000

            Specify the fund name, your
            choice of share class, the new
            account number and the name(s)
            in which the account is
            registered. Your bank may
            charge a fee to wire funds.


By Internet

[Clip Art]  See "By exchange" and "By         o Verify that your bank or
            wire."                              credit union is a member of
                                                the Automated Clearing House
                                                (ACH) system.

                                              o Complete the "Bank
                                                Information" section on your
                                                account application.

                                              o Log on to www.jhfunds.com to
                                                initiate purchases using your
                                                authorized bank account.

By phone

[Clip Art]  See "By exchange" and "By         o Verify that your bank or
            wire."                              credit union is a member of
                                                the Automated Clearing House
                                                (ACH) system.

                                              o Complete the "Bank
                                                Information" section on your
                                                account application.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.
--------------------------------------------------------------------------------

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


16 YOUR ACCOUNT

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------

            Designed for                      To sell some or all of your shares

By letter

[Clip Art]  o Accounts of any type.           o Write a letter of instruction
                                                or complete a stock power
            o Sales of any amount.              indicating the fund name,
                                                your share class, your
                                                account number, the name(s)
                                                in which the account is
                                                registered and the dollar
                                                value or number of shares you
                                                wish to sell.

                                              o Include all signatures and
                                                any additional documents that
                                                may be required (see next
                                                page).

                                              o Mail the materials to
                                                Signature Services.

                                              o A check will be mailed to the
                                                name(s) and address in which
                                                the account is registered, or
                                                otherwise according to your
                                                letter of instruction.

By Internet

[Clip Art]  o Most accounts.                  o Log on to www.jhfunds.com to
                                                initiate redemptions from
            o Sales of up to $100,000.          your funds.

By phone

[Clip Art]  o Most accounts.                  o Call EASI-Line for automated
                                                service 24 hours a day using
            o Sales of up to $100,000.          your touch tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

By wire or electronic funds transfer (EFT)

[Clip Art]  o Requests by letter to sell      o To verify that the Internet
              any amount.                       or telephone redemption
                                                privilege is in place on an
            o Requests by Internet or phone     account, or to request the
              to sell up to $100,000.           form to add it to an existing
                                                account, call Signature
                                                Services.

                                              o Amounts of $1,000 or more
                                                will be wired on the next
                                                business day. A $4 fee will
                                                be deducted from your
                                                account.

                                              o Amounts of less than $1,000
                                                may be sent by EFT or by
                                                check. Funds from EFT
                                                transactions are generally
                                                available by the second
                                                business day. Your bank may
                                                charge a fee for this
                                                service.

By exchange

[Clip Art]  o Accounts of any type.           o Obtain a current prospectus
                                                for the fund into which you
            o Sales of any amount.              are exchanging by Internet or
                                                by calling your financial
                                                representative or Signature
                                                Services.

                                              o Log on to www.jhfunds.com to
                                                process exchanges between
                                                your funds.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an
                                                exchange.


                                                                 YOUR ACCOUNT 17

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint or          o Letter of instruction.
UGMA/UTMA accounts (custodial
accounts for minors).                   o On the letter, the signatures of
                                          all persons authorized to sign for
                                          the account, exactly as the account
                                          is registered.

                                        o Signature guarantee if applicable
                                          (see above).

Owners of corporate, sole               o Letter of instruction.
proprietorship, general partner or
association accounts.                   o Corporate business/organization
                                          resolution, certified within the
                                          past 12 months, or a John Hancock
                                          Funds business/ organization
                                          certification form.

                                        o On the letter and the resolution,
                                          the signature of the person(s)
                                          authorized to sign for the account.

                                        o Signature guarantee if applicable
                                          (see above).

Owners or trustees of trust accounts.   o Letter of instruction.

                                        o On the letter, the signature(s) of
                                          the trustee(s).

                                        o Copy of the trust document
                                          certified within the past 12 months
                                          or a John Hancock Funds trust
                                          certification form.

                                        o Signature guarantee if applicable
                                          (see above).

Joint tenancy shareholders with         o Letter of instruction signed by
rights of survivorship whose              surviving tenant.
co-tenants are deceased.
                                        o Copy of death certificate.

                                        o Signature guarantee if applicable
                                          (see above).

Executors of shareholder estates.       o Letter of instruction signed by
                                          executor.

                                        o Copy of order appointing executor,
                                          certified within the past 12
                                          months.

                                        o Signature guarantee if applicable
                                          (see above).

Administrators, conservators,           o Call 1-800-225-5291 for
guardians and other sellers or            instructions.
account types not listed above.

--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.
--------------------------------------------------------------------------------

To sell shares through a systematic withdrawal plan, see "Additional investor services."


18 YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Eligibility by state You may only invest in, or exchange into, fund shares legally available in your state.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally declare dividends daily and pay them monthly. Capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year. Most of these funds' dividends are income dividends. Your dividends begin accruing the day after payment is received by the fund and continue through the day your shares are actually sold.


Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. Beginning February 1, 2001, however, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be


                                                                 YOUR ACCOUNT 19
reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


Taxability of dividends As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Each fund intends to meet certain federal tax requirements so that distributions of the tax-exempt interest it earns may be treated as "exempt-interest dividends." However, any portion of exempt-interest dividends attributable to interest on private activity bonds may increase certain shareholders' alternative minimum tax.

Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Taxable dividends paid in January may be taxable as if they had been paid the previous December.

The state tax-free income funds intend to comply with certain state tax requirements so that their income dividends will generally be exempt from state and local personal income taxes in the applicable state. Dividends of the other tax-free income funds are generally not exempt from state and local income taxes.

The tax information that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Education IRAs, SIMPLE plans, SEPs, 401(k) plans and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund with a low minimum investment of $250 or, for some group plans, no minimum investment at all. Because of certain tax implications, tax-free income funds are not appropriate investments for qualified retirement plans.


20 YOUR ACCOUNT

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock tax-free income funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the Massachusetts Tax-Free Income and New York Tax-Free Income funds have the power to change these funds' respective investment goals without shareholder approval.

Management fees The management fees paid to the investment adviser by the John Hancock tax-free income funds last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                      % of net assets
--------------------------------------------------------------------------------
California Tax-Free Income Fund           0.46%
High Yield Tax-Free Fund                  0.59%
Massachusetts Tax-Free Income Fund        0.18%
New York Tax-Free Income Fund             0.21%
Tax-Free Bond Fund                        0.51%

   [The following information was represented as a flow chart in the printed material.]

                                -----------------
                                  Shareholders
                                -----------------

---------------------
  Distribution and
shareholder services

                -------------------------------------------------
                          Financial services firms and
                              their representatives

                      Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                -------------------------------------------------

                -------------------------------------------------
                              Principal distributor

                            John Hancock Funds, Inc.

                    Markets the funds and distributes shares
                   through selling brokers, financial planners
                      and other financial representatives.
                -------------------------------------------------

             ------------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                 Handles shareholder services, including record-
                keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
             ------------------------------------------------------
---------------------

                                                           ---------------------
                                                                        Asset
                                                                      management

                     --------------------------------------
                               Investment adviser

                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                         Manages the funds' business and
                             investment activities.
                     --------------------------------------

                     --------------------------------------
                                    Custodian

                           Investors Bank & Trust Co.

                      Holds the funds' assets, settles all
                      portfolio trades and collects most of
                         the valuation data required for
                          calculating each fund's NAV.
                     --------------------------------------
                                                           ---------------------

                     --------------------------------------
                                    Trustees

                         Oversee the funds' activities.
                     --------------------------------------


                                                                 FUND DETAILS 21

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

California Tax-Free Income Fund

Figures audited by Ernst & Young LLP.

-------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                         12/95          8/96(1)         8/97
-------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                            $9.28        $10.69          $10.36
Net investment income (loss)(2)                                                  0.57          0.39            0.57
Net realized and unrealized gain (loss) on
  investments and financial futures contracts                                    1.41         (0.33)           0.41
Total from investment operations                                                 1.98          0.06            0.98
Less distributions:
  Dividends from net investment income                                          (0.57)        (0.39)          (0.57)
Net asset value, end of period                                                 $10.69        $10.36          $10.77
Total investment return at net asset value(3) (%)                               21.88          0.61(4)         9.71
Total adjusted investment return at net asset value(3,5) (%)                    21.73          0.55(4)         9.64
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                  309,305       291,072         291,167
Ratio of expenses to average net assets (%)                                      0.75          0.76(6,7)       0.75
Ratio of adjusted expenses to average net assets(8) (%)                          0.90          0.84(6)         0.82
Ratio of net investment income (loss) to average net assets (%)                  5.76          5.57(6)         5.42
Ratio of adjusted net investment income (loss) to average net assets(8) (%)      5.61          5.48(6)         5.35
Portfolio turnover rate (%)                                                        37(9)         30              15
Fee reduction per share(2) ($)                                                   0.01          0.01            0.01


-----------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                          8/98          8/99          8/00
-----------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                           $10.77        $11.19        $10.65
Net investment income (loss)(2)                                                  0.56          0.56          0.56
Net realized and unrealized gain (loss) on
  investments and financial futures contracts                                    0.42         (0.54)         0.04
Total from investment operations                                                 0.98          0.02          0.60
Less distributions:
  Dividends from net investment income                                          (0.56)        (0.56)        (0.56)
Net asset value, end of period                                                 $11.19        $10.65        $10.69
Total investment return at net asset value(3) (%)                                9.32          0.11          5.93
Total adjusted investment return at net asset value(3,5) (%)                     9.26          0.04          5.84
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                  300,483       306,786       305,754
Ratio of expenses to average net assets (%)                                      0.77(7)       0.76(7)       0.75
Ratio of adjusted expenses to average net assets(8) (%)                          0.83          0.82          0.84
Ratio of net investment income (loss) to average net assets (%)                  5.05          5.06          5.39
Ratio of adjusted net investment income (loss) to average net assets(8) (%)      4.99          4.99          5.30
Portfolio turnover rate (%)                                                        10             3            11
Fee reduction per share(2) ($)                                                   0.01          0.01          0.01


-------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                         12/95          8/96(1)         8/97
-------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                            $9.28        $10.68          $10.36
Net investment income (loss)(2)                                                  0.50          0.33            0.49
Net realized and unrealized gain (loss) on
  investments and financial futures contracts                                    1.40         (0.31)           0.41
Total from investment operations                                                 1.90          0.02            0.90
Less distributions:
  Dividends from net investment income                                          (0.50)        (0.34)          (0.49)
Net asset value, end of period                                                 $10.68        $10.36          $10.77
Total investment return at net asset value(3) (%)                               20.87          0.20(4)         8.88
Total adjusted investment return at net asset value(3,5) (%)                    20.72          0.14(4)         8.81
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                   84,673        83,253          89,493
Ratio of expenses to average net assets (%)                                      1.50          1.52(6,7)       1.50
Ratio of adjusted expenses to average net assets(8) (%)                          1.65          1.59(6)         1.57
Ratio of net investment income (loss) to average net assets (%)                  4.97          4.81(6)         4.66
Ratio of adjusted net investment income (loss) to average net assets(8) (%)      4.82          4.72(6)         4.59
Portfolio turnover rate (%)                                                        37(9)         30              15
Fee reduction per share(2) ($)                                                   0.01          0.01            0.01


-----------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                          8/98          8/99          8/00
-----------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                           $10.77        $11.19        $10.65
Net investment income (loss)(2)                                                  0.47          0.48          0.48
Net realized and unrealized gain (loss) on
  investments and financial futures contracts                                    0.42         (0.54)         0.04
Total from investment operations                                                 0.89         (0.06)         0.52
Less distributions:
  Dividends from net investment income                                          (0.47)        (0.48)        (0.48)
Net asset value, end of period                                                 $11.19        $10.65        $10.69
Total investment return at net asset value(3) (%)                                8.50         (0.63)         5.14
Total adjusted investment return at net asset value(3,5) (%)                     8.44         (0.80)         4.95
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                   98,572        98,530        80,633
Ratio of expenses to average net assets (%)                                      1.52(7)       1.51(7)       1.50
Ratio of adjusted expenses to average net assets(8) (%)                          1.58          1.67          1.69
Ratio of net investment income (loss) to average net assets (%)                  4.29          4.31          4.64
Ratio of adjusted net investment income (loss) to average net assets(8) (%)      4.23          4.14          4.45
Portfolio turnover rate (%)                                                        10             3            11
Fee reduction per share(2) ($)                                                   0.01          0.01          0.01


22 FUND DETAILS

-----------------------------------------------------------------------------------------------------------
Class C - period ended:                                                                8/99(10)        8/00
-----------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                 $11.14          $10.65
Net investment income (loss)(2)                                                        0.18            0.47
Net realized and unrealized (loss) on investments and financial futures contracts     (0.49)           0.04
Total from investment operations                                                      (0.31)           0.51
Less distributions:
  Dividends from net investment income                                                (0.18)          (0.47)
Net asset value, end of period                                                       $10.65          $10.69
Total investment return at net asset value(3) (%)                                     (2.77)(4)        5.03
Total adjusted investment return at net asset value(3,5) (%)                          (2.80)(4)        4.94
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                            860           2,752
Ratio of expenses to average net assets (%)                                            1.61(6,7)       1.60
Ratio of adjusted expenses to average net assets(8) (%)                                1.67(6)         1.69
Ratio of net investment income (loss) to average net assets (%)                        4.20(6)         4.54
Ratio of adjusted net investment income (loss) to average net assets(8) (%)            4.13(6)         4.45
Portfolio turnover rate (%)                                                               3              11
Fee reduction per share(2) ($)                                                         0.01            0.01


(1) Effective August 31, 1996, the fiscal period end changed from December 31 to August 31.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7) For the periods or years ended on or after August 31, 1996, the ratio of expenses to average net assets for the fund excludes the effect of balance credits. If these expense reductions were included, the ratio of expenses to average net assets would have been 0.75% for Class A, 1.50% for Class B and 1.60% for Class C for the periods or years ending from August 31, 1996 to August 31, 1999. For the year ended August 31, 2000, the ratio of expenses to average net assets for the fund also includes the effect of balance credits, which would have been less than 0.01% for Class A, Class B and Class C.
(8)   Unreimbursed, without fee reduction.
(9)   Portfolio turnover rate excludes merger activity.
(10)  Class C shares began operations on April 1, 1999.


                                                                 FUND DETAILS 23

High Yield Tax-Free Fund

Figures audited by Ernst & Young LLP.

--------------------------------------------------------------------------------------------------
Class A - period ended:                                             10/95(1)    8/96(2)       8/97
--------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $8.82      $9.47         $9.16
Net investment income (loss)                                         0.57       0.49(3)       0.56(3)
Net realized and unrealized gain (loss) on investments
  sold and financial futures contracts                               0.70      (0.30)         0.18
Total from investment operations                                     1.27       0.19          0.74
Less distributions:
  Dividends from net investment income                              (0.58)     (0.50)        (0.56)
  Distributions in excess of net investment income                  (0.04)        --            --
  Total distributions                                               (0.62)     (0.50)        (0.56)
Net asset value, end of period                                      $9.47      $9.16         $9.34
Total investment return at net asset value(4) (%)                   14.85       1.96(5)       8.29
Total adjusted investment return at net asset value(4,6) (%)           --         --            --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                       14,225     23,663        32,199
Ratio of expenses to average net assets (%)                          1.06       1.10(7)       1.06
Ratio of net investment income (loss) to average net assets (%)      6.36       6.39(7)       6.00
Portfolio turnover rate (%)                                            64         38            51


-----------------------------------------------------------------------------------------------------
Class A - period ended:                                              8/98          8/99          8/00
-----------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $9.34         $9.65         $9.03
Net investment income (loss)                                         0.54(3)       0.53(3)       0.53(3)
Net realized and unrealized gain (loss) on investments
  sold and financial futures contracts                               0.31         (0.62)        (0.43)
Total from investment operations                                     0.85         (0.09)         0.10
Less distributions:
  Dividends from net investment income                              (0.54)        (0.53)        (0.53)
  Distributions in excess of net investment income                     --            --            --
  Total distributions                                               (0.54)        (0.53)        (0.53)
Net asset value, end of period                                      $9.65         $9.03         $8.60
Total investment return at net asset value(4) (%)                    9.34         (0.98)         1.24
Total adjusted investment return at net asset value(4,6) (%)           --         (1.00)         1.21
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                       40,725        48,869        46,652
Ratio of expenses to average net assets (%)                          1.00(8)       1.00(8)       1.08(8)
Ratio of net investment income (loss) to average net assets (%)      5.66          5.65(9)       6.08(9)
Portfolio turnover rate (%)                                            35            39            31


--------------------------------------------------------------------------------------------------
Class B - period ended:                                             10/95(1)    8/96(2)       8/97
--------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $8.82      $9.47         $9.16
Net investment income (loss)                                         0.51       0.44(3)       0.49(3)
Net realized and unrealized gain (loss) on investments
  sold and financial futures contracts                               0.69      (0.31)         0.18
Total from investment operations                                     1.20       0.13          0.67
Less distributions:
  Dividends from net investment income                              (0.51)     (0.44)        (0.49)
  Distributions in excess of net investment income                  (0.04)        --            --
  Total distributions                                               (0.55)     (0.44)        (0.49)
Net asset value, end of period                                      $9.47      $9.16         $9.34
Total investment return at net asset value(4) (%)                   13.99       1.36(5)       7.51
Total adjusted investment return at net asset value(4,6) (%)           --         --            --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      155,234    147,669       139,385
Ratio of expenses to average net assets (%)                          1.79       1.81(7)       1.81
Ratio of net investment income to average net assets (%)             5.61       5.65(7)       5.28
Portfolio turnover rate (%)                                            64         38            51


-----------------------------------------------------------------------------------------------------
Class B - period ended:                                              8/98          8/99          8/00
-----------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $9.34         $9.65         $9.03
Net investment income (loss)                                         0.47(3)       0.47(3)       0.46(3)
Net realized and unrealized gain (loss) on investments
  sold and financial futures contracts                               0.31         (0.62)         0.43
Total from investment operations                                     0.78         (0.15)         0.03
Less distributions:
  Dividends from net investment income                              (0.47)        (0.47)        (0.46)
  Distributions in excess of net investment income                     --            --            --
  Total distributions                                               (0.47)        (0.47)        (0.46)
Net asset value, end of period                                      $9.65         $9.03         $8.60
Total investment return at net asset value(4) (%)                    8.53         (1.69)         0.49
Total adjusted investment return at net asset value(4,6) (%)           --         (1.71)         0.46
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      131,497       112,873        81,208
Ratio of expenses to average net assets (%)                          1.75(8)       1.73(8)       1.82(8)
Ratio of net investment income to average net assets (%)             4.92          4.93(9)       5.34(9)
Portfolio turnover rate (%)                                            35            39            31


24 FUND DETAILS

--------------------------------------------------------------------------------------
Class C - period ended:                                           8/99(10)        8/00
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                             $9.47           $9.03
Net investment income (loss)(3)                                   0.18            0.46
Net realized and unrealized gain (loss) on investments
  sold and financial futures contracts                           (0.44)          (0.43)
Total from investment operations                                 (0.26)           0.03
Less distributions:
  Dividends from net investment income                           (0.18)           0.46
Net asset value, end of period                                   $9.03           $8.60
Total investment return at net asset value(4) (%)                (2.70)(5)        0.48
Total adjusted investment return at net asset value(4,6) (%)     (2.71)(5)        0.45
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                       229             704
Ratio of expenses to average net assets (%)                       1.76(7,8)       1.83(9)
Ratio of net investment income to average net assets (%)          4.84(7,9)       5.33(9)
Portfolio turnover rate (%)                                         39              31

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(2) Effective August 31, 1996, the fiscal period end changed from October 31 to August 31.
(3)   Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)   Not annualized.
(6) An estimated return that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8) The ratio of expenses to average net assets for the periods or years ended August 31, 1998, 1999 and 2000 excludes the effect of balance credits. If these expense reductions were included, the effect to the ratio of expenses to average net assets would have been less than 0.01% for Class A and Class B shares for the year ended August 31, 1998; the ratio of expenses to average net assets would have been 0.98%, 1.71% and 1.74% for Class A, Class B and Class C shares, respectively, for the period or year ended August 31, 1999; and the ratio of expenses to average net assets would have been 1.05%, 1.79% and 1.80% for Class A, Class B and Class C shares, respectively, for the year ended August 31, 2000.
(9) The ratio of net investment to average net assets includes the effect of balance credits. If these expense reductions were excluded, the effect to the ratio of net investment income to average net assets would have been less than 0.01% for Class A and Class B shares for the year ended August 31, 1998 and the ratio of net investment income to average net assets would have been 5.63%, 4.91% and 4.82% for Class A, Class B and Class C shares, respectively, for the period or year ended August 31, 1999. The ratio of net investment income to average net assets would have been 6.05%, 5.31% and 5.30% for Class A, Class B and Class C shares, respectively, for the year ended August 31, 2000.
(10)  Class C shares began operations on April 1, 1999.


                                                                 FUND DETAILS 25

Massachusetts Tax-Free Income Fund

Figures audited by PricewaterhouseCoopers LLP.

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                              8/96          8/97          8/98          8/99          8/00
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $11.76        $11.66        $12.12        $12.60        $11.85
Net investment income (loss)                                         0.65          0.66          0.66(1)       0.64(1)       0.64(1)
Net realized and unrealized gain (loss) on investments and
  financial futures contracts                                       (0.10)         0.46          0.48         (0.75)        (0.05)
Total from investment operations                                     0.55          1.12          1.14         (0.11)         0.59
Less distributions:
  Dividends from net investment income                              (0.65)        (0.66)        (0.66)        (0.64)        (0.64)
Net asset value, end of period                                     $11.66        $12.12        $12.60        $11.85        $11.80
Total investment return at net asset value(2) (%)                    4.78          9.85          9.66         (0.96)         5.16
Total adjusted investment return at net asset value(2,3) (%)         4.30          9.45          9.27         (1.31)         4.84
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                       55,169        54,253        58,137        58,177        60,180
Ratio of expenses to average net assets (%)(4)                       0.75          0.71          0.71          0.74          0.78
Ratio of adjusted expenses to average net assets(5) (%)              1.18          1.11          1.10          1.05          1.09
Ratio of net investment income (loss) to average net assets (%)      5.53          5.59          5.28          5.16          5.54
Ratio of adjusted net investment income (loss) to average
  net assets(5) (%)                                                  5.05          5.19          4.89          4.81          5.22
Portfolio turnover rate (%)                                            36            12             6             6            19
Expense and fee reduction per share ($)                              0.06          0.05          0.05(1)       0.04(1)       0.04(1)

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                            8/97(6)       8/98          8/99          8/00
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                             $11.84        $12.12        $12.60        $11.85
Net investment income (loss)                                                       0.54          0.57(1)       0.55(1)       0.56(1)
Net realized and unrealized gain (loss) on investments and
  financial futures contracts                                                      0.28          0.48         (0.75)        (0.05)
Total from investment operations                                                   0.82          1.05         (0.20)         0.51
Less distributions:
  Dividends from net investment income                                            (0.54)        (0.57)        (0.55)        (0.56)
Net asset value, end of period                                                   $12.12        $12.60        $11.85        $11.80
Total investment return at net asset value(2) (%)                                  7.08(7)       8.89         (1.66)         4.43
Total adjusted investment return at net asset value(2,3) (%)                       6.72(7)       8.50         (2.01)         4.11
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                      2,418         6,197        12,967        14,215
Ratio of expenses to average net assets (%)(4)                                     1.41(8)       1.41          1.44          1.48
Ratio of adjusted expenses to average net assets(5) (%)                            1.81(8)       1.80          1.75          1.79
Ratio of net investment income (loss) to average net assets (%)                    4.82(8)       4.58          4.46          4.84
Ratio of adjusted net investment income (loss) to average
  net assets(5) (%)                                                                4.42(8)       4.19          4.11          4.52
Portfolio turnover rate (%)                                                          12             6             6            19
Expense and fee reduction per share ($)                                            0.04          0.05(1)       0.04(1)       0.04(1)


26 FUND DETAILS

--------------------------------------------------------------------------------------------------------------
Class C - period ended:                                                                     8/99(6)       8/00
--------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                      $12.46        $11.85
Net investment income (loss)(1)                                                             0.21          0.56
Net realized and unrealized gain (loss) on investments and financial futures contracts     (0.61)        (0.05)
Total from investment operations                                                           (0.40)         0.51
Less distributions:
  Dividends from net investment income                                                     (0.21)        (0.56)
Net asset value, end of period                                                            $11.85        $11.80
Total investment return at net asset value(2) (%)                                          (3.23)(7)      4.43
Total adjusted investment return at net asset value(2,3) (%)                               (3.38)(7)      4.11
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                 178           932
Ratio of expenses to average net assets(4) (%)                                              1.44(8)       1.48
Ratio of adjusted expenses to average net assets(5) (%)                                     1.75(8)       1.79
Ratio of net investment income (loss) to average net assets (%)                             4.30(8)       4.84
Ratio of adjusted net investment income (loss) to average net assets(5) (%)                 3.95(8)       4.52
Portfolio turnover rate (%)                                                                    6            19
Expense and fee reduction per share(1) ($)                                                  0.02          0.04

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(4) The ratio of expenses to average net assets for the periods or years ending on or after August 31, 1996 excludes the effect of balance credits. If these expense reductions were included, the ratio of expenses to average net assets would have been 0.70% for Class A and 1.40% for Class B and Class C for the periods or years ending from August 31, 1996 to August 31, 1999. For the year ended August 31, 2000, the ratio of expenses to average net assets was 0.77% for Class A and 1.47% for Class B and Class C.
(5)   Unreimbursed, without fee reduction.
(6) Class B and Class C shares began operations on October 3, 1996 and April 1, 1999, respectively.
(7)   Not annualized.
(8)   Annualized.


                                                                 FUND DETAILS 27

New York Tax-Free Income Fund

Figures audited by PricewaterhouseCoopers LLP.

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                 8/96          8/97         8/98         8/99         8/00
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $11.88        $11.83       $12.25       $12.62       $11.76
Net investment income (loss)                                            0.66          0.67         0.66(1)      0.63(1)      0.61(1)
Net realized and unrealized gain (loss) on investments and
  financial futures contracts                                          (0.05)         0.42         0.37        (0.75)        0.06
Total from investment operations                                        0.61          1.09         1.03        (0.12)        0.67
Less distributions:
  Dividends from net investment income                                 (0.66)        (0.67)       (0.66)       (0.63)       (0.61)
  Distributions from net realized gain on investments sold                --            --           --        (0.11)          --
  Distributions in excess of net realized gain on investments sold        --            --           --        (0.00)(2)       --
  Total distributions                                                  (0.66)        (0.67)       (0.66)       (0.74)       (0.61)
Net asset value, end of period                                        $11.83        $12.25       $12.62       $11.76       $11.82
Total investment return at net asset value(3) (%)                       5.21          9.48         8.64        (1.08)        5.95
Total adjusted investment return at net asset value(3,4) (%)            4.77          9.08         8.24        (1.46)        5.99
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                          56,229        54,086       52,373       48,198       43,498
Ratio of expenses to average net assets (%)                             0.73(5)       0.71(5)      0.70         0.74(5)      0.83(5)
Ratio of adjusted expenses to average net assets(6) (%)                 1.14          1.11         1.10         1.08         1.13
Ratio of net investment income (loss) to average net assets (%)         5.51          5.61         5.26         5.06         5.28
Ratio of adjusted net investment income (loss) to average
  net assets(6) (%)                                                     5.07          5.21         4.86         4.68         4.92
Portfolio turnover rate (%)                                               76            46           46           58           63
Expense and fee reduction per share ($)                                 0.05          0.05         0.05(1)      0.04(1)      0.04(1)

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                               8/97(7)      8/98         8/99         8/00
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                $11.99       $12.25       $12.62       $11.76
Net investment income (loss)                                                          0.54         0.57(1)      0.54(1)      0.53(1)
Net realized and unrealized gain (loss) on investments and
  financial futures contracts                                                         0.26         0.37        (0.75)        0.06
Total from investment operations                                                      0.80         0.94        (0.21)        0.59
Less distributions:
  Dividends from net investment income                                               (0.54)       (0.57)       (0.54)       (0.53)
  Distributions from net realized gain on investments sold                              --           --        (0.11)          --
  Distributions in excess of net realized gain on investments sold                      --           --        (0.00)(2)       --
  Total distributions                                                                (0.54)       (0.57)       (0.65)       (0.53)
Net asset value, end of period                                                      $12.25       $12.62       $11.76       $11.82
Total investment return at net asset value(3) (%)                                     6.82(8)      7.88        (1.77)        5.21
Total adjusted investment return at net asset value(3,4) (%)                          6.46(8)      7.48        (2.15)        4.85
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                         2,414        5,824        8,458        8,219
Ratio of expenses to average net assets (%)                                           1.41(5,9)    1.40         1.44(5)      1.53(5)
Ratio of adjusted expenses to average net assets(6) (%)                               1.81(9)      1.80         1.78         1.83
Ratio of net investment income (loss) to average net assets (%)                       4.79(9)      4.56         4.36         4.58
Ratio of adjusted net investment income (loss) to average
  net assets(6) (%)                                                                   4.39(9)      4.16         3.98         4.22
Portfolio turnover rate (%)                                                             46           46           58           63
Expense and fee reduction per share ($)                                               0.04         0.05(1)      0.04(1)      0.04(1)


28 FUND DETAILS

--------------------------------------------------------------------------------------------------------------
Class C - period ended:                                                                     8/99(7)       8/00
--------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                      $12.39        $11.76
Net investment income (loss)                                                                0.22(1)       0.53
Net realized and unrealized gain (loss) on investments and financial futures contracts     (0.63)         0.06
Total from investment operations                                                           (0.41)         0.59
Less distributions:
  Dividends from net investment income                                                     (0.22)        (0.53)
Net asset value, end of period                                                            $11.76        $11.82
Total investment return at net asset value(3) (%)                                          (3.24)(8)      5.21
Total adjusted investment return at net asset value(3,4) (%)                               (3.40)(8)      4.85
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                  94           123
Ratio of expenses to average net assets(5) (%)                                              1.44(9)       1.53
Ratio of adjusted expenses to average net assets(6) (%)                                     1.78(9)       1.83
Ratio of net investment income (loss) to average net assets (%)                             4.23(9)       4.58
Ratio of adjusted net investment income (loss) to average net assets(6) (%)                 3.85(9)       4.22
Portfolio turnover rate (%)                                                                   58            63
Expense and fee reduction per share(1) ($)                                                  0.04          0.04

(1)   Based on the average of the shares outstanding at the end of each month.
(2)   Less than $0.01 per share.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(5) The ratio of expenses to average net assets for the periods or years ending on or after August 31, 1996 excludes the effect of balance credits. If these expense reductions were included, the ratio of expenses to average net assets would have been 0.70% for Class A and 1.40% for Class B and Class C for the periods or years ending from August 31, 1996 through August 31, 1999. For the year ended August 31, 2000, the ratio of expenses to average net assets was 0.77% for Class A and 1.47% for Class B and Class C.
(6)   Unreimbursed, without fee reduction.
(7) Class B and Class C shares began operations on October 3, 1996 and April 1, 1999, respectively.
(8)   Not annualized.
(9)   Annualized.


                                                                 FUND DETAILS 29

Tax-Free Bond Fund

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                         12/95          8/96(1)        8/97
------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                            $9.39        $10.67         $10.27
Net investment income (loss)                                                     0.57(2)       0.40           0.59
Net realized and unrealized gain (loss) on investments                           1.28         (0.41)          0.36
Total from investment operations                                                 1.85         (0.01)          0.95
Less distributions:
  Dividends from net investment income                                          (0.57)        (0.39)         (0.59)
  Distributions from net realized gain (loss) on investments                       --            --             --
  Total distributions                                                           (0.57)        (0.39)         (0.59)
Net asset value, end of period                                                 $10.67        $10.27         $10.63
Total investment return at net asset value(4) (%)                               20.20         (0.01)(5)       9.44
Total adjusted investment return at net asset value(4,6) (%)                    20.08         (0.09)(5)       9.38
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                  118,797       560,863        590,185
Ratio of expenses to average net assets (%)                                      0.85          0.85(7)        0.85
Ratio of adjusted expenses to average net assets(9) (%)                          0.97          0.98(7)        0.91
Ratio of net investment income (loss) to average net assets (%)                  5.67          5.75(7)        5.61
Ratio of adjusted net investment income (loss) to average net assets(9) (%)      5.55          5.62(7)        5.55
Portfolio turnover rate (%)                                                       113           116(10)         46(10)
Fee reduction per share ($)                                                      0.01(2)       0.01(2)        0.01


-----------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                          8/98          8/99          8/00
-----------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                           $10.63        $11.01        $10.36
Net investment income (loss)                                                     0.56(2)       0.56(2)       0.56(2)
Net realized and unrealized gain (loss) on investments                           0.38         (0.65)        (0.06)
Total from investment operations                                                 0.94         (0.09)         0.50
Less distributions:
  Dividends from net investment income                                          (0.56)        (0.56)        (0.56)
  Distributions from net realized gain (loss) on investments                       --            --            --(3)
  Total distributions                                                           (0.56)        (0.56)        (0.56)
Net asset value, end of period                                                 $11.01        $10.36        $10.30
Total investment return at net asset value(4) (%)                                9.08         (0.93)         5.09
Total adjusted investment return at net asset value(4,6) (%)                     9.06         (1.04)         4.94
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                  600,905       564,877       521,831
Ratio of expenses to average net assets (%)                                      0.85          0.86(8)       0.86(8)
Ratio of adjusted expenses to average net assets(9) (%)                          0.87          0.96          1.00
Ratio of net investment income (loss) to average net assets (%)                  5.16          5.14          5.53
Ratio of adjusted net investment income (loss) to average net assets(9) (%)      5.14          5.03          5.38
Portfolio turnover rate (%)                                                        24            13            12
Fee reduction per share ($)                                                      0.01(2)         --(2,3)       --(2,3)


------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                         12/95          8/96(1)        8/97
------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                            $9.38        $10.67         $10.27
Net investment income                                                            0.50(2)       0.34           0.51
Net realized and unrealized gain (loss) on investments                           1.28         (0.40)          0.36
Total from investment operations                                                 1.78         (0.06)          0.87
Less distributions:
  Dividends from net investment income                                          (0.49)        (0.34)         (0.51)
  Distributions from net realized gain on investments                              --            --             --
  Total distributions                                                           (0.49)        (0.34)         (0.51)
Net asset value, end of period                                                 $10.67        $10.27         $10.63
Total investment return at net asset value(4) (%)                               19.41         (0.51)(5)       8.63
Total adjusted investment return at net asset value(4,5) (%)                    19.29         (0.59)(5)       8.57
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                   76,824        81,177        204,621
Ratio of expenses to average net assets (%)                                      1.60          1.60(7)        1.60
Ratio of adjusted expenses to average net assets(9) (%)                          1.72          1.73(7)        1.66
Ratio of net investment income (loss) to average net assets (%)                  4.90          4.91(7)        4.85
Ratio of adjusted net investment income (loss) to average net assets(9) (%)      4.78          4.78(7)        4.79
Portfolio turnover rate (%)                                                       113           116(10)         46(10)
Fee reduction per share ($)                                                      0.01(2)       0.01(2)        0.01


------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                           8/98          8/99          8/00
------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                            $10.63        $11.01        $10.36
Net investment income                                                             0.48(2)       0.48(2)       0.48(2)
Net realized and unrealized gain (loss) on investments                            0.38         (0.65)         0.06
Total from investment operations                                                  0.86         (0.17)         0.42
Less distributions:
  Dividends from net investment income                                           (0.48)        (0.48)        (0.48)
  Distributions from net realized gain on investments                               --            --            --(3)
  Total distributions                                                            (0.48)        (0.48)        (0.48)
Net asset value, end of period                                                  $11.01        $10.36        $10.30
Total investment return at net asset value(4) (%)                                 8.27         (1.67)         4.31
Total adjusted investment return at net asset value(4,5) (%)                      8.25         (1.78)         4.16
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                   184,085       143,830        98,874
Ratio of expenses to average net assets (%)                                       1.60          1.61(7)       1.61(8)
Ratio of adjusted expenses to average net assets(9) (%)                           1.62          1.71          1.75
Ratio of net investment income (loss) to average net assets (%)                   4.41          4.39          4.78
Ratio of adjusted net investment income (loss) to average net assets(9) (%)       4.39          4.28          4.63
Portfolio turnover rate (%)                                                         24            13            12
Fee reduction per share ($)                                                       0.01(2)         --(2,3)       --(2,3)


30 FUND DETAILS

---------------------------------------------------------------------------------------------------------
Class C - period ended:                                                            8/99(11)          8/00
---------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                             $10.86            $10.36
Net investment income(2)                                                           0.19              0.47
Net realized and unrealized gain (loss) on investments                            (0.50)            (0.06)
Total from investment operations                                                  (0.31)             0.41
Less distributions:
  Dividends from net investment income                                            (0.19)            (0.47)
  Distributions from net realized gain (loss) on investments                         --                --(3)
  Total distributions                                                             (0.19)            (0.47)
Net asset value, end of period                                                   $10.36            $10.30
Total investment return at net asset value(4) (%)                                 (2.86)(5)          4.19
Total adjusted investment return at net asset value(4,5) (%)                      (2.86)(5)          4.14
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                        354             1,200
Ratio of expenses to average net assets (%)                                        1.71(7,8)         1.71(8)
Ratio of adjusted expenses to average net assets(9) (%)                            1.71(7)           1.75
Ratio of net investment income (loss) to average net assets (%)                    4.29(7)           4.60
Ratio of adjusted net investment income (loss) to average net assets(9) (%)        4.28(7)           4.55
Portfolio turnover rate (%)                                                          13                12
Fee reduction per share ($)(2)                                                       --(3)             --(3)

(1) Effective August 31, 1996, the fiscal period end changed from December 31 to August 31.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Less than $0.01 per share.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)   Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8) For the periods or years ended August 31, 1999 and 2000, the ratio of expenses to average net assets for the fund excludes the effect of balance credits. If these expense reductions were included, the ratio of expenses to average net assets would have been 0.85%, 1.60% and 1.70% for Class A, Class B and Class C, respectively.
(9)   Unreimbursed, without fee reduction.
(10)  Portfolio turnover rate excludes merger activity.
(11)  Class C shares began operations on April 1, 1999.


                                                                 FUND DETAILS 31

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock tax-free income funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request:
publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

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(C)2000 JOHN HANCOCK FUNDS, INC.                                     TXFPN  1/01


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                 JOHN HANCOCK MASSACHUSETTS TAX-FREE INCOME FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information

                                 January 1, 2001

This Statement of Additional Information provides information about John Hancock Massachusetts Tax-Free Income Fund (the "Fund"), in addition to the information that is contained in the combined Tax-Free Income Funds' current Prospectus (the "Prospectus"). The Fund is a non-diversified series of the John Hancock Tax-Exempt Series Fund (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS

                                                                            Page
Organization of the Fund...............................................        2
Investment Objective and Policies......................................        2
Special Risks..........................................................       14
Investment Restrictions................................................       17
Those Responsible for Management.......................................       19
Investment Advisory and Other Services.................................       25
Distribution Contracts.................................................       27
Sales Compensation.....................................................       29
Net Asset Value........................................................       31
Initial Sales Charge on Class A and Class C Shares.....................       31
Deferred Sales Charge on Class B and Class C...........................       34
Special Redemptions....................................................       38
Additional Services and Programs.......................................       38
Purchases and Redemptions Through Third Parties........................       40
Description of the Fund's Shares.......................................       40
Tax Status.............................................................       41
State Income Tax Information...........................................       46
Calculation of Performance.............................................       47
Brokerage Allocation...................................................       49
Transfer Agent Services................................................       51
Custody of Portfolio...................................................       51
Independent Accountants................................................       51
Appendix A-Description of Investment Risk..............................      A-1
Appendix B-Description of Bond Ratings.................................      B-1
Financial Statements...................................................      F-1


                                       1
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ORGANIZATION OF THE FUND


The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust in March 1987 under the laws of The Commonwealth of Massachusetts. Prior to July 1, 1996, the Massachusetts Tax-Free Income Fund was known as the Massachusetts Portfolio.


John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware Corporation, organized in February, 2000.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is not fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's objective is to provide investors with current income excludable from gross income for Federal income tax purposes and exempt from the personal income tax of Massachusetts. The Fund seeks to provide the maximum level of tax-exempt income that is consistent with preservation of capital.

Non-Diversification. The Fund is registered as a "non-diversified" investment company, permitting the Adviser to invest more than 5% of the assets of the Fund in the obligations of any one issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the value of Fund shares may be more susceptible to any single economic, political or regulatory event than the shares of a diversified investment company.

Additional Risks. Securities in which the Fund may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or, as the case may be, the Massachusetts legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay when due principal of and interest on their tax-exempt securities may be materially affected.

From time to time, proposals have been introduced before Congress which would adversely affect the Federal income tax consequences of holding tax-exempt securities. Federal tax legislation enacted primarily during the 1980's limits the types and amounts of tax-exempt securities issuable for certain purposes, especially industrial development bonds and other types of "private activity" bonds. Such limits may affect the future supply and yields of these types of tax-exempt securities. Further proposals limiting the issuance of tax-exempt securities may well be introduced in the future. If it appeared that the availability of tax-exempt securities for investment by the Fund and the value of the Fund's investments could be materially affected by such changes in law, the Trustees would reevaluate the Fund's investment objective and policies and consider changes in the structure of the Fund or its dissolution.


                                       2
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All of the investments of the Fund will be made in:

         (1) tax-exempt securities which at the time of purchase are rated BB or better by Standard & Poor's Ratings Group ("S&P"), or Fitch Investors Services, Inc. ("Fitch") or Ba by Moody's Investors Service, Inc. ("Moody's"). Alternatively, the bonds may be unrated but considered by the Adviser to be of comparable quality. Not more than one-third of the Fund's total assets will be invested in Tax-Exempt Bonds rated lower than A or determined to be of comparable quality.

         (2) Notes of issuers having an issue of outstanding tax-exempt securities rated at least A by S&P, Moody's or by Fitch, or notes which are guaranteed by the U.S. Government or rated MIG-1 or MIG-2 by Moody's, or unrated notes which are determined to be of comparable quality by the Adviser.

         (3) Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some obligations issued by an agency or instrumentality may be supported by the full faith and credit of the U.S. Treasury, while others may be supported only by the credit of the particular Federal agency or instrumentality.

         (4) Commercial paper which is rated A-1 or A-2 by S&P, P-1 or P-2 by Moody's, or at least F-1 by Fitch, or which is not rated, but is considered by the Adviser to be of comparable quality; obligations of banks with $1 billion of assets and cash equivalents, including certificates of deposit, bankers acceptances and repurchase agreements. Ratings of A-2 or P-2 on commercial paper indicate a strong capacity for timely payment, although the relative degree of safety is not as high as for issuers designated A-1 or P-1. Appendix B contains further information about ratings.

Tax-Exempt Securities. These are debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is excludable from gross income for Federal income tax purposes, without regard to whether the interest income thereon is exempt from the personal income tax of any state.

Tax-exempt securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which tax-exempt securities may be issued include the refunding of outstanding obligations or obtaining funds for general operating expenses.

In addition, certain types of "private activity bonds" may be issued by public authorities to finance privately operated housing facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal or student loans, or to obtain funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. Such private activity bonds are included within the term tax-exempt securities if the interest paid thereon is excluded from gross income for Federal income tax purposes.

The interest income on certain private activity bonds (including the Fund's distributions to its shareholders attributable to such interest) may be treated as a tax preference item under the Federal alternative minimum tax. The Fund will not include tax-exempt securities generating this income for purposes of measuring compliance with the 80% fundamental investment policy described in the Prospectus.


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Other types of private  activity  bonds,  the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may also constitute tax-exempt securities, but current Federal tax law places substantial limitations on the size of such issues.

Yields. The yields or returns on tax-exempt bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the tax-exempt securities market, the size of a particular offering, the maturity of the obligation and the rating (if any) of the issue. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of various tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, tax-exempt securities with the same maturity and interest rate with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities, the portfolio manager of the Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund may invest in debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

Municipal Bonds. Municipal bonds generally are classified as either general obligation bonds or revenue bonds. General obligation bonds are backed by the credit of an issuer having taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation of the issuer's legislative body. Revenue bonds, by contrast, are payable only from the revenues derived from a particular project, facility or a specific revenue source. They are not generally payable from the unrestricted revenues of the issuer.

"Moral Obligation" Bonds. With "moral obligation" bonds, the Fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the Fund.

Tax-Exempt Notes. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:

Project Notes. Project notes are backed by an agreement between a local issuing agency and the Federal Department of Housing and Urban Development ("HUD") and carry a United States Government guarantee. These notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and urban renewal programs). Although they are the primary obligations of the local public housing agencies or local urban renewal agencies, the HUD agreement provides for the additional security of the full faith and credit of the United States Government. Payment by the United States pursuant to its full faith and credit obligation does not impair the tax-exempt character of the income from Project Notes.

Tax-Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are specifically payable from these particular future tax revenues.


                                       4
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Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of specific types of revenue, other than taxes, such as federal revenues available under Federal Revenue Sharing Programs.

Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds for the repayment of the notes.

Construction Loan Notes. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by the Government National Mortgage Association to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by the commitments of banks to purchase the loan.

Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax- exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Ratings As Investment Criteria.

Lower Rated High Yield "High Risk" Debt Obligations. The Fund may invest in high yielding, fixed income securities rated below Baa by Moody's or BBB by S&P or Fitch or which are unrated but are considered by the Adviser to be of comparable quality. Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Bonds rated BB or Ba are generally referred to as junk bonds. See "Appendix B" attached hereto.

The values of lower-rated securities and those which are unrated but which are considered by the Adviser to be of comparable quality generally fluctuate more than those of high-rated securities. These securities involve greater price volatility and risk of loss of principal and income. In addition, the lower rating reflects a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower-rated securities generally respond to short-term market developments to a greater extent than for higher rated securities, because these developments are perceived to have a more direct relationship to the issuer's ability to meet its ongoing debt obligations. Although the Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Adviser will be successful in limiting the Fund's exposure to the risks associated with lower rated securities. Because the Fund invests in securities in the lower rated categories, the achievement of the Fund's goals is more dependent on the Adviser's ability than would be the case if the Fund was investing in securities in the higher rated categories.

Ratings. Ratings for Bonds issued by various jurisdictions are noted herein. Such ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a rating will continue for any given period of time or that a rating will not be revised or withdrawn entirely by any or all of such rating agencies, if, in its or their judgment, circumstances so warrant. Any downward revision or withdrawal of a rating could have an adverse effect on the market prices of any of the bonds described herein.


                                       5
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Restricted Securities.  The Fund may purchase securities that are not registered
("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid securities. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Participation Interests. Participation interests may take the form of interests in or of a lending syndicate. The Fund's investments in participation interests may be subject to its 15% net assets limitation on investments in illiquid securities. The fund may purchase only those participation interest that mature in 60 days or less or, if maturing in more than 60 days, that have a floating rate that is automatically adjusted at least once every 60 days. Participation interests in municipal lease obligations will not be considered illiquid for purposes of the Fund's 15% limitation on illiquid securities provided the Adviser determines that there is a readily available market for such securities.

In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.) With respect to municipal lease obligations, the Adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be canceled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the Adviser.

Repurchase Agreements. The Fund may enter into repurchase agreements for the purpose of realizing additional (taxable) income. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.


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The Fund has  established a procedure  providing that the securities  serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a
seller  of  a  repurchase  agreement,   the  Fund  could  experience  delays  in
liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, a decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. The Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33 1/3% of the market value of its total assets. To minimize various risks associates with reverse repurchase agreements, the Fund will establish a separate account consisting of highly liquid, marketable securities in an amount at least equal to the repurchase prices of these securities (plus accrued interest thereon) under such agreements. In addition, the Fund will not purchase additional securities while all borrowings are outstanding. The Funds will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Options on Securities  and Securities  Indices.  The Fund may purchase and write
(sell) call and put options on any securities in which it may invest on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

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All call and put options written by the Fund are covered.  A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities. Under certain circumstances, the Fund may not be treated as the tax owner of a security if the Fund has purchased a put option on the same security. If this occurred, the interest on the security would be taxable.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates and securities prices, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities, securities indices, and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies With Future Contracts. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Indexed Securities. The Fund may invest in indexed securities, including floating rate securities that are subject to a maximum interest rate ("capped floaters") and leveraged inverse floating rate securities ("inverse floaters") (up to 10% of the Fund's total assets). The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in a relation to one or more interest rates, financial indices, or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market charges in interest rates or other reference prices.

Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters and other leveraged floating rate instruments. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Derivative debt securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs") and certain residual or support branches of index amortizing notes. Index amortizing notes are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs present an especially intense combination of prepayment, extension and interest rate risks.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X- reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterpart's ability to perform, and may decline in value if the counterpart's credit worthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap, cap, collar or floor transactions.

Lending of Securities. For purposes of realizing additional (taxable) income, the Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Short-Term Trading and Portfolio Turnover. The Fund may attempt to maximize current income through short-term portfolio trading. This will involve selling portfolio instruments and purchasing different instruments to take advantage of yield disparities in different segments of the market for government obligations. Short- term trading may have the effect of increasing portfolio turnover rate. The portfolio turnover rate for the Fund is calculated by dividing the lower of that Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities whose maturities at the time of acquisition were 1 year or less) by the monthly average value of the securities in the Fund during the year. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

Special Risks

The following information as to certain special risks associated with investing in Massachusetts constitutes only a brief summary and does not purport to be a complete description of the considerations associated with such investments. The information is based in part on information from official statements related to securities offerings of Massachusetts issuers and is believed to be accurate.

MASSACHUSETTS TAX-EXEMPT BONDS


The economy of the Commonwealth of Massachusetts (the "Commonwealth") continues to remain strong with unemployment falling to 2.6% in August 2000. The average annual unemployment rate for the Commonwealth of 3.2% for 1999, is the lowest annual rate since 1988. The Massachusetts annual average unemployment rate has now been on the decline for eight consecutive years, since peaking at 9.1% in 1991, and has been below the US rate for the past six years.

The financial condition of the Commonwealth has improved over the last five years. This improvement reflects the combination of implementing more conservative fiscal policy and budgetary practices, as well as increasing tax revenues from a steadily growing state economy. Since Fiscal 1994, the Commonwealth's tax revenues have increased from $10.6 billion to $15.72 billion in Fiscal 2000. Initial projections suggest that Fiscal 2000 surplus of approximately $1.991 billion, would mark the commonwealth's ninth consecutive operating surplus. Total tax receipts for fiscal year 2001 are now estimated at $16.2 billion

Wall Street has consistently demonstrated its confidence in the Commonwealth by raising the State's bond rating nine times since 1991. In January, 2000, Moody's Investor Services raised the State's rating to Aa2, moving Massachusetts's credit standing from 26th to 16th among the 50 states.

Current Fiscal Year

Fiscal 2001 On April 14, 2000, the House of Representatives approved its version of the fiscal 2001 budget. The House budget provided for total appropriations of approximately $21.8 billion and was based on a tax revenue estimate of $15.3 billion, excluding $645 million of sales tax receipts dedicated to the Massachusetts Bay Transportation Authority as a result of forward funding legislation.

On May 25, 2000 the Senate approved its version of the fiscal 2001 budget, which provided for total spending $21.549 billion and was based on a tax revenue estimate of $15.204 billion. On July 17, 2000 the legislative conference committee charged with reconciling the differences between the House and Senate versions of the fiscal 2001 budget released its report, and the compromise budget was enacted by both houses of the Legislature on July 18, 2000. The Governor approved the budget on July 28, 2000 after vetoing approximately $175 million of appropriations. On July 31, 2000 the Legislature restored approximately $88.2 million of appropriations by overriding the Governor's vetoes. Taking into account the vetoes and overrides, the fiscal 2001 budget provides for total spending of approximately $21.464 billion. On November 7, 2000 Massachusetts voters approved an income tax rate reduction that would lower the personal income tax rate on Part B taxable income from 5.95% to 5.6% for tax year 2001; 5.3% for tax year 2002; and 5% for tax year 2003 and thereafter. The Joint Committee on Taxation estimates that income tax revenues will be reduced by $2.7 billion over 4 years due to the reduced tax rate. Although this measure was supported by the Governor's office, it was generally opposed in the State Legislature. It is unclear which programs the State will look to cut in order to achieve a balanced FY 01 budget.

Prior Fiscal Years

Fiscal 2000 Tax collections in fiscal 2000 totaled approximately $15.7 billion, an increase of approximately $1.408 billion or 9.9% over fiscal 1999, and approximately $241.6 million higher than the final estimate for fiscal 2000.

On May 5, 2000, the Governor approved a fiscal 2000 supplemental appropriations bill containing approximately $85.7 million of appropriations to make up deficiencies in certain accounts, including $25.3 million for the statewide snow and ice removal program. On June 23, 2000 the Governor approved a supplemental appropriations bill containing approximately $202 million of appropriations to make up deficiencies in certain accounts, including the Division of Medical Assistance accounts. On July 28, 2000, the Governor approved a supplemental appropriations bill containing approximately $62.8 million of appropriations, including $50 million for the Chapter 90 local road and bridge program and funds for the Registry of Motor Vehicles. On August 10, 2000 the Governor approved the final supplemental appropriations bill for fiscal 2000, containing approximately $342 million of additional fiscal 2000 appropriations after vetoing approximately $20 million. The bill provided for approximately $149.5 million of fiscal 2000 appropriations to be available for expenditure in fiscal 2001. The bill provided for a $87.7 million distribution of lottery proceeds to cities and towns and contained provisions for disposing of additional fiscal 2000 surplus revenues as described below. Taking into account expected reversions (i.e. appropriations that will not be spent in fiscal 2000) and fiscal year end reconciliation, the Executive Office for Administration and Finance projects fiscal 2000 spending of approximately $21.812 billion, a 7.7% increase over fiscal 1999 spending.

On May 17, 2000 the Governor approved legislation providing for $500 million in surplus fiscal 2000 revenues to be deposited in the Debt Defeasance Trust Fund. On July 19, 2000 the Governor filed legislation that would have authorized the deposit in the Debt Defeasance Trust Fund of $150 million in additional fiscal 2000 surplus revenues. As enacted by the Legislature, the final fiscal 2000 supplemental appropriations bill provided for approximately $86.9 million of fiscal 2000 surplus revenues to be transferred to the Capital Improvement and Investment Trust Fund for specified capital expenditures through fiscal 2003. In approving the bill on August 10, 2000, the Governor reduced this amount by approximately $20.1 million. The final supplemental appropriations act also provided for $10 million of fiscal 2000 surplus revenues to be transferred to the Teacher, Principal and Superintendent Quality Endowment Fund and approximately $66.6 million of revenues transferred to a new MBTA Infrastructure Renovation Fund for specified capital expenditures by the MBTA through fiscal 2005 that are not included in the Authority's own capital spending plan.

On September 29, 2000 the Turnpike Authority filed with the Federal Highway Administration a new finance plan dated October 1, 2000 the Central Artery Construction Project. The October 1, 2000 finance plan is based on information as of June 30, 2000 and the results of a comprehensive cost and schedule evaluation. The finance plan estimates total project costs to be $14.075 billion, an increase of $562 million over the estimates contained in the June 16, 2000 finance plan update. Most of the increase is contained in a $203 million increase in estimated construction costs and the addition of a project contingency budget of $258 million.

The project cost estimates contained in the October 1, 2000 finance plan are $2.408 billion higher than the $11.667 billion project budget in place prior to the announcement of additional costs on February 1, 2000. Excluding the $53 million for a garage and surface restoration work that had been added to the project budget in the June 16, 2000 update (which is being financed from Turnpike Authority resources), the difference between the October 1, 2000 estimate and the pre-February 1, 2000 estimate is $2.355 billion. The finance plan contemplates that $2.168 billion of this amount will be defrayed by amounts in the Central Artery and Statewide Road and Bridge Infrastructure fund established by the legislation approved on May 17, 2000. The balance of the increase, $185 million, is budgeted to come from the proceeds of the sale of certain real estate assets by the Turnpike Authority (approximately $152 million was received on July 14, 2000) and investment earnings thereon ($40 million anticipated, $33 million budgeted). The $2.168 billion figure to be provided by the Central Artery and Statewide Road and Bridge Infrastructure Fund consists of $1.35 billion of Commonwealth bond proceeds, $231 million of license and registration fees not used for debt service, $644 million from avoided debt service related to debt defeasance transactions, $200 million from the Turnpike Authority, $65 million from the Port Authority and $159 million in interest earnings through fiscal year 2005 on the balances in the Central Artery and Statewide Road and Bridge Infrastructure fund itself, less $500 million that is budgeted to be spent on highway and bridge projects not related to the Central Artery/Ted Williams Tunnel project.

The October 1, 2000 finance plan also identifies additional funding sources that could be utilized as a contingency if there were to be growth in the project cost estimate. One potential source of funds is additional sales of Turnpike Authority real estate assets, including assets made available after completion of the project (estimated range of values $142 million to $309 million). Other sources include up to $150 million of proceeds of additional revenue bonds that could be supported by the currently projected Metropolitan Highway System tolls and $50 million expected to be withdrawn from the owner-controlled insurance program trust fund for the project. Any shortfalls will place the burden on the general obligation on the state and upon the Turnpike Authority and Port Authority to provide funding for the completion of the Central Artery Project.

Fiscal 1999 Estimated spending in 1999 totaled $20 billion, against total revenue of $21.9 billion Revenues in 1999 consistently exceeded estimates, with year-end total exceeding even the May revision by some $300 million. The state has restored its combined undesignated balance and stabilization fund to a healthy $1.7 billion.

Fiscal 1999 budget recommendations call for appropriations of $945.3 million for pension funding, $93.9 million less than the amount appropriated for the prior fiscal year. The recommended amount reflects the elimination in 1997 of the Commonwealth's responsibility for funding cost-or-living adjustments and the adoption of a revised funding schedule. The proposed budget also includes a $20 million reserve to reduce the unfunded pension liabilities attributable to former employees of Franklin, Hampden, Middlesex and Worcester counties.

Fiscal 1998 Governor Weld approved the fiscal 1998 budget providing for appropriations of approximately $18.4 billion on July 10, 1997. The budget represented a 2.8% increase over fiscal 1997 expenditures and was based on a tax revenue forecast of $12.85 billion and a budget revenue forecast of $18.749. On July 29, 1997 Paul Cellucci became Acting Governor of Massachusetts when
Governor Weld resigned to pursue the U.S. Ambassadorship to Mexico. The tax forecast was revised after review of quarterly receipts and increased to $13.3 billion on January 16, 1998. Preliminary revenues for fiscal 1998 are a record $14.026 billion, up $1.161 billion or 9% from fiscal 1997.

Supplemental appropriations were approved in the amount of $94 million, including the transfer of approximately $34.8 million to the Massachusetts Water Pollution Abatement Trust for the state revolving fund programs. On November 26, 1997, Acting Governor Cellucci approved legislation transferring off-budget $206.3 million Department of Medical assistance reserves to indemnify certain medical facilities against losses that may result from providing uncompensated care.

Standard & Poor's upgraded Massachusetts to AA- from A+ in October 1997, citing strong debt management and favorable reserves. In January 1998 Fitch also upgraded the Commonwealth to AA- from A+ and Moody's followed suit and upgraded its rating in the spring of 1998, from A1 to AA3. All of the rating agencies cited concern surrounding the funding of the $11.6 billion Central Artery/Tunnel Project. Much of the funding is expected to come from federal aid, however, any shortfalls will place the burden on the general obligation on the state and upon the Turnpike Authority and Port Authority.


Credit Factors

Massachusetts has one of the highest debt loads among the states. Debt per capita is $2,580, compared to the state median of $422 and debt, as a percent of personal income is 7.8%, compared to the median of 2.1%. Financing of the $12 billion Central Artery Tunnel Project remains a concern. Forty-five percent (45%) of the funding is to come from federal aid with the remainder from bondings and contributions from the Commonwealth, the Turnpike Authority and the Port Authority. Ultimately, the Commonwealth is responsible for any shortfalls in federal funding or increased costs.

Despite these concerns, Massachusetts has a vibrant and diverse economy. In August 1999, unemployment dipped to 3.1%. Employment has risen by 400,000 new jobs since 1991. The Commonwealth has demonstrated sound fiscal management; produced strong operating results and has been successful in strengthening its cash and reserve balances.

The investment objectives and policies described above under the caption "Investment Objective and Policies" are not fundamental and may be changed by the Trustees without shareholder approval. The policy of the Fund requiring that under normal circumstances at least 80% of the Fund's net assets consist of Tax-Exempt Bonds is fundamental and may not be changed by the Trustees without shareholder approval.

Investment Restrictions

Fundamental Investment Restrictions. The fundamental investment restrictions will not be changed for the Fund without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

         (1) Issue senior securities, except as permitted by paragraphs (2) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

         (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not purchase securities while borrowings are outstanding.

         (3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 10% of the Fund's total assets taken at market value.

         (4) Act as an underwriter, except to the extent that in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933. The Fund may also participate as part of a group in bidding for the purchase of Tax- Exempt Bonds directly from an issuer in order to take advantage of the lower purchase price available to members of such groups.

         (5) Purchase or sell real estate or any interest therein, but this restriction shall not prevent the Fund from investing in Tax-Exempt Bonds secured by real estate or interests therein.

         (6) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies in an amount up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         (7) Purchase or sell commodities or commodity contracts or puts, calls or combinations of both, except options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward commitments, interest rate swaps, caps and floors, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         (8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. (Tax- Exempt Bonds and securities issued or guaranteed by the United States Government and its agencies and instrumentalities are not subject to this limitation.)

         (9) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if such purchase would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

Non-fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval:

The Fund may not:

         (1) Except as permitted by fundamental investment restriction (4) above, participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

         (2) Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold short and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         (3) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

         (4)      invest more than 15% of its net assets in illiquid securities.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees of the Trust who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and/or Trustees of the Fund are also officers and/or directors of the Adviser or officers and Trustees of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").



                                   Positions Held              Principal Occupation(s)
Name and Address                   With the Company            During the Past Five Years
----------------                   ----------------            --------------------------

Stephen L. Brown*                  Trustee and Chairman        Chairman and Director, John Hancock
John Hancock Place                                             Life Insurance Company (CEO until
P.O. Box 111                                                   June 2000), John Hancock Financial
Boston, MA 02117                                               Services, Inc. (CEO until June
July 1937                                                      2000); John Hancock Advisers, Inc.
                                                               (the Adviser), John Hancock Funds,
                                                               Inc. (John Hancock Funds), The
                                                               Berkeley Financial Group, Inc. (The
                                                               Berkeley Group); Director, John
                                                               Hancock Subsidiaries, Inc.; John
                                                               Hancock Signature Services, Inc.
                                                               (Signature Services) (until January
                                                               1997); John Hancock Insurance
                                                               Agency, Inc.; (Insurance Agency),
                                                               (until May 1999); Independence
                                                               Investment Associates, Inc.,
                                                               Independence International
                                                               Associates, Inc,, Independence
                                                               Fixed Income Associates, Inc.;
                                                               Insurance Marketplace Standards
                                                               Association, Committee for Economic
                                                               Development, Ionics, Inc. (since
                                                               June 2000), Aspen Technology, Inc.
                                                               (since June 2000), Jobs for
                                                               Massachusetts, Federal Reserve Bank
                                                               of Boston (until March 1999);
                                                               Financial Institutions Center
                                                               (until May 1996), Freedom Trail
                                                               Foundation (until December 1996)
                                                               Beth Israel Hospital and
                                                               Corporation (until November 1996);
                                                               Director and Member (Beth
                                                               Israel/Deaconess Care Group),
                                                               Member, Commercial Club of Boston,
                                                               President (until April 1996);
                                                               Trustee, Wang Center for the
                                                               Performing Arts, Alfred P. Sloan
                                                               Foundation, John Hancock Asset
                                                               Management (until March 1997);
                                                               Member, Boston Compact Committee,
                                                               Mass. Capital Resource Company;
                                                               Chairman, Boston Coordinating
                                                               Committee ("The Vault") (until
                                                               April 1997).

Maureen R. Ford *                  Trustee, Vice Chairman,     President, Broker/Dealer
101 Huntington Avenue              President and Chief         Distributor, John Hancock Life
Boston, MA  02199                  Executive Officer (1,2)     Insurance Company; Vice Chairman,
March 1950                                                     Director, President and Chief
                                                               Executive Officer, the Adviser, The
                                                               Berkeley Group, John Hancock Funds;
                                                               Chairman, Director and President,
                                                               Insurance Agency, Inc.; Chairman,
                                                               Director and Chief Executive
                                                               Officer, Sovereign Asset Management
                                                               Corporation (SAMCorp.); Senior Vice
                                                               President, MassMutual Insurance Co.
                                                               (until 1999); Senior Vice
                                                               President, Connecticut Mutual
                                                               Insurance Co. (until 1996).


-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       20


                                   Positions Held              Principal Occupation(s)
Name and Address                   With the Company            During the Past Five Years
----------------                   ----------------            --------------------------

Dennis S. Aronowitz                Trustee                     Professor of Law, Emeritus, Boston
101 Huntington Avenue                                          University School of Law (as of
Boston, MA  02199                                              1996); Director, Brookline
June 1931                                                      Bankcorp.

Richard P. Chapman, Jr.            Trustee (1)                 Chairman, President, and Chief
101 Huntington Avenue                                          Executive Officer, Brookline
Boston, MA  02199                                              Bankcorp. (lending); Director,
February 1935                                                  Lumber Insurance Companies (fire
                                                               and casualty insurance); Trustee,
                                                               Northeastern University
                                                               (education); Director, Depositors
                                                               Insurance Fund, Inc. (insurance).

William J. Cosgrove                Trustee                     Vice President, Senior Banker and
101 Huntington Avenue                                          Senior Credit Officer, Citibank,
Boston, MA  02199                                              N.A. (retired September 1991);
January 1933                                                   Executive Vice President, Citadel
                                                               Group Representatives, Inc.;
                                                               Trustee, the Hudson City Savings
                                                               Bank (since 1995).

Leland O. Erdahl                   Trustee                     Director of Uranium Resources
101 Huntington Avenue                                          Corporation, Hecla Mining Company,
Boston, MA  02199                                              Canyon Resources Corporation and
December 1928                                                  Apollo Gold, Inc.; Director
                                                               Original Sixteen to One Mines, Inc.
                                                               (until 1999); Management Consultant
                                                               (from 1984-1987 and 1991-1998);
                                                               Director, Freeport-McMoran Copper &
                                                               Gold, Inc. (until 1997); Vice
                                                               President, Chief Financial Officer
                                                               and Director of Amax Gold, Inc.
                                                               (until 1998).

Richard A. Farrell                 Trustee                     President of Farrell, Healer & Co.,
101 Huntington Avenue                                          (venture capital management firm)
Boston, MA  02199                                              (since 1980); Prior to 1980, headed
November 1932                                                  the venture capital group at Bank
                                                               of Boston Corporation.

Gail D. Fosler                     Trustee                     Senior Vice President and Chief
101 Huntington Avenue                                          Economist, The Conference Board
Boston, MA  02199                                              (non-profit economic and business
December 1947                                                  research); Director, Unisys Corp.;
                                                               Director, H.B. Fuller Company; and
                                                               DBS Holdings (Singapore) (Banking
                                                               and Financial Services); Director,
                                                               National Bureau of Economic
                                                               Research (academic).


-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       21



                                   Positions Held              Principal Occupation(s)
Name and Address                   With the Company            During the Past Five Years
----------------                   ----------------            --------------------------

William F. Glavin                  Trustee                     President Emeritus, Babson College
101 Huntington Avenue                                          (as of 1997); Vice Chairman, Xerox
Boston, MA  02199101                                           Corporation (until June 1989);
March 1932                                                     Director, Caldor Inc., Reebok, Inc.
                                                               (since 1994) and Inco Ltd.

Dr. John A. Moore                  Trustee                     President and Chief Executive
101 Huntington Avenue                                          Officer, Institute for Evaluating
Boston, MA  02199                                              Health Risks, (nonprofit
February 1939                                                  institution) (since September
                                                               1989).

Patti McGill Peterson              Trustee                     Executive Director, Council for
101 Huntington Avenue                                          International Exchange of Scholars
Boston, MA  02199                                              (since January 1998), Vice
May 1943                                                       President, Institute of
                                                               International Education (since
                                                               January 1998); Senior Fellow,
                                                               Cornell Institute of Public
                                                               Affairs, Cornell University (until
                                                               December 1997); President Emerita
                                                               of Wells College and St. Lawrence
                                                               University; Director, Niagara
                                                               Mohawk Power Corporation (electric
                                                               utility).

John W. Pratt                      Trustee                     Professor of Business
101 Huntington Avenue                                          Administration Emeritus, Harvard
Boston, MA  02199                                              University Graduate School of
September 1931                                                 Business Administration (as of June
                                                               1998).

William L. Braman                  Executive Vice              Executive Vice President and Chief
101 Huntington Avenue              President and Chief         Investment Officer, each of the
Boston, MA 02199                   Investment Officer (2)      John Hancock Funds; Executive Vice
December 1953                                                  President and Chief Investment
                                                               Officer, Barring Asset Management,
                                                               London UK (until May 2000).


-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       22


                                   Positions Held              Principal Occupation(s)
Name and Address                   With the Company            During the Past Five Years
----------------                   ----------------            --------------------------

Susan S. Newton               Vice President, Secretary and    Vice President and Chief Legal
101 Huntington Avenue         Chief Legal Officer              Officer the Adviser; John Hancock
Boston, MA 02199                                               Funds; Vice President Signature
March 1950                                                     Services (until May 2000), The
                                                               Berkeley Group, NM Capital and
                                                               SAMCorp.

James J. Stokowski            Vice President, Treasurer and    Vice President, the Adviser.
101 Huntington Avenue         Chief Accounting Officer
Boston, MA  02199
November 1946

Thomas H. Connors             Vice President and Compliance    Vice President and Compliance
101 Huntington Avenue         Officer                          Officer, the Adviser; Vice
Boston, MA  02199                                              President, John Hancock Funds.
September 1959


-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

The following tables provide information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. Brown and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, are compensated by the Adviser and received no compensation from the Fund for their services.

                                                   Total Compensation From the
                         Aggregate Compensation    Fund and John Hancock Fund
Independent Trustees        from the Fund (1)         Complex to Trustees (2)
--------------------     ----------------------    ---------------------------

Dennis J. Aronowitz             $ 395                      $ 75,250
Richard P. Chapman*               403                        75,250
William J. Cosgrove*              379                        72,250
Douglas M. Costle (3)               0                        56,000
Leland O. Erdahl                  380                        72,350
Richard A. Farrell                395                        75,250
Gail D. Fosler                    357                        72,250
William F. Glavin*                334                        68,100
Dr. John A. Moore*                380                        72,350
Patti McGill Peterson             368                        75,350
John Pratt                        379                        72,250
                             --------                    ----------
Total                          $3,770                      $786,650


(1)Compensation is for the fiscal year ended August 31, 2000.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 1999. As of this date, there were sixty-five funds in the John Hancock Fund Complex with each of these Independent Trustees serving on thirty-one funds.

(3) Mr. Costle retired as of December 31, 1999.

*As of December 31, 1999, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $112,162, Mr. Cosgrove was $224,553, Mr. Glavin was $342,213 and for Dr. Moore was $283,877 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.


As of December 4, 2000, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of outstanding shares of the Fund:

                                                            Percentage of Total
                                                            Outstanding Shares
                                                            of the Class of
Name and Address of Shareholder         Class of Shares     the Fund
-------------------------------         ---------------     -------------------

Prudential Securities Inc. FBO                 A                8.14%
Jeff Filmore
87 Lothrop St
Beverly MA 01915-5226

MLPF&S For The                                 B               15.62%
 Sole Benefit of Its Customers
Attn: Fund Administration 97M77
4800 Deerlake Drive East 2nd Floor
Jacksonville FL 32246-6484

Donaldson Lufkin Jenrette                      C               38.69%
Securities Corp Inc.
PO Box 2052
Jersey City NJ 07302-2052

Paine Webber For The                           C               13.25%
Benefit Of  Paul Norman Ttee
FBO Paul Norman
Family TR Dtd 7/2/89
130 Seminary Ave #322
Newton MA 02466-2618

Wexford Clearing Services                      C                9.36%
Corp FBO Matthew Philip
Dwyer & Majorie Dwyer Jt Ten
43 Silver Hill Road
Weston, MA 02493-1330

Donaldson Lufkin Jenrette                      C                5.68%
Securities Corp Inc.
P.O. Box 2052
Jersey City NJ 07303-2052

Dean Witter FBO                                C                5.16%
Walter V. Zurosky Jr.
PO Box 250, Church Street Station
New York NY 10008-0250


Investment Advisory And Other Services

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard and Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the subject Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of the Fund as follows:



                 Average Daily Net Assets                      Annual Rate
                 ------------------------                      -----------


                    First $250 million                            0.500%
                     Next $250 million                            0.450%
                     Next $500 million                            0.425%
                     Next $250 million                            0.400%
              Amounts over $1,250,000,000                         0.300%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


For the fiscal years ended August 31, 1998, 1999 and 2000, the advisory fee paid by the Fund to the Adviser amounted to $71,563, $129,739 and $127,231, for services, respectively. However, a portion of such fees were not imposed pursuant to the voluntary fee reduction and expense limitation agreements then in effect. For the fiscal years ended August 31, 1998, 1999 and 2000, advisory fees actually payable to the Fund amounted to $295,608, $347,533 and $348,651, respectively.


Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective Advisory Agreement relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of the obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If a Fund's Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all of the Trustees. The Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement, or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this Agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended August 31, 1998, 1999 and 2000, the Fund paid the Adviser $10,447, $10,866 and $13,411, respectively, for services under this Agreement.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser and its affiliates and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

Distribution ContractS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and Class C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended August 31, 1998, 1999 and 2000 were $138,281, $204,621 and
$63,891, respectively, and $16,835, $27,189 and $8,557, respectively, were retained by John Hancock Funds in 1998, 1999 and 2000, respectively. Total underwriting commissions for sales of the Fund's Class C shares for the period from May 1, 12000 to August 31, 2000 was $15,436. Of such amount, no commissions were retained by John Hancock Funds. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares and 1.00% for Class B and Class C shares, of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of the Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event the John Hancock Funds is not fully reimbursed for payments or expenses they under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund, because the Trustees may terminate Class B and/or Class C Plans at any time with no additional liability for these expenses to the shareholders and the Fund. For the fiscal year ended August 31, 2000, an aggregate of $252,518 of distribution expenses or 1.91% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended August 31, 2000, an aggregate of $3,635 distribution expenses or 0.58% of the average net assets of the Class C shares of the Fund was not reimbursed or recovered by John Hancock Funds through receipt of deferred sales charges or 12b-1 fees.


The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each Plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by the Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended August 31, 2000, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services.



                                              Expense Items
                                              -------------

                                        Printing and Mailing                                             Interest,
                                        of Prospectuses                              Expenses            Carrying or
                                        to New                 Compensation to       of John             Other Finance
                        Advertising     Shareholders           Selling Brokers       Hancock Funds       Charges
                        -----------     --------------------   ---------------       -------------       -------------

  Class A               $ 19,784         $ 4,499                 $47,693               $95,662             $     0
  Class B               $ 22,202         $ 2,369                 $45,467               $45,025             $17,183
  Class C               $  1,130         $   176                 $   128               $ 4,832             $     0


SALES COMPENSATION

As part of their business strategies the Fund, along with John Hancock Funds, pays compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your financial representative.

The two primary sources of compensation payments are (1) 12b-1 fees that are paid out of the Fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution
Contracts" in this Statement of Additional Information . The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance, as described below. The firm also receives the first year's service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms which sell or arrange for the sale of shares of the Fund. Such compensation provided by John
Hancock Funds may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more
Funds, and/or other financial services firms-sponsored events or activities.
From time to time, John Hancock Funds may make expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings or to help pay the expenses of sales contests.
Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees, may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.


                                       29


                                        Sales charge           Maximum              First year
                                        paid by investors      reallowance          Service fee             Maximum
                                        (% of offering         (% of offering       (% of net               Total compensation (1)
Class A investments                      price)                price)               investment)             (% of offering price)
-------------------                     -----------------      --------------       ------------            ---------------------

Up to $99,999                           4.50%                  3.76%                0.25%                   4.00%
$100,000 - $249,999                     3.75%                  3.01%                0.25%                   3.25%
$250,000 - $499,999                     3.00%                  2.26%                0.25%                   2.50%
$500,000 - $999,999                     2.00%                  1.51%                0.25%                   1.75%

Regular investments of
$1 million or more
------------------

First $1M - $4,999,999                  --                     0.75%                0.25%                   1.00%
Next $1 - $5M above that                --                     0.25%                0.25%                   0.50% (2)
Next $1 and more above that             --                     0.00%                0.25%                   0.25% (2)


                                                              Maximum               First year
                                                              reallowance           Service fee             Maximum
                                                              (% of offering        (% of net               Total compensation
Class B investments                                           price)                investment)             (% of offering price)
                                                              ------                ------------            ---------------------

All amounts                                                   3.75%                 0.25%                   4.00%

                                                              Maximum               First year
                                                              reallowance           Service fee             Maximum
                                                              (% of offering        (% of net               Total compensation
Class C investments                                           price)                investment)             (% of offering price)
                                                              ------                -----------             ---------------------

Amounts purchased at NAV                --                    0.75%                 0.25%                   1.00%
All other amounts                       1.00%                 1.75%                 0.25%                   2.00%

(1) Reallowance  percentages  and service fee  percentages are calculated from
    different  amounts,   and  therefore  may  not  equal  total  compensation
    percentages if combined using simple addition.

(2) For Group Investment Program sales, the maximum total compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.

Net Asset Value

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding.

Initial Sales Charge on Class A AND CLASS C Shares

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The Fund no longer issues share certificates, all shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining a reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

         o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, grandparents and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

         o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

         o A former participant in an employee benefit plan with John Hancock Funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to a Fund.

         o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

         o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

         o Retirement plans investing through PruArray Program sponsored by Prudential Securities.

         o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive
                  application   approved   by  the   Securities   and   Exchange
                  Commission.

         o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

                  Amount Invested                            CDSC Rate
                  ---------------                            ---------

                  $1 to $4,999,999                             1.00%
                  Next $5 million to $9,999,999                0.50%
                  Amounts of $10 million and over              0.25%

Class C shares may be offered without a front-end sales charge to:

         o Retirement plans for which John Hancock Signature Services performs employer sponsored plan recordkeeping services. (These types of plans include 401(k), money purchase pension, profit sharing and SIMPLE 401k.)

         o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.


Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account, and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current account value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs) SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy the LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $100,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the subject Fund to sell, any additional Class A shares and may be terminated at any time.

Deferred Sales Charge on Class B AND CLASS C Shares

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service retirement plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

    oProceeds of 50 shares redeemed at $12 per shares (50 x 12)         $600.00
    o*Minus Appreciation ($12 - $10) x 100 shares                       (200.00)
    o Minus proceeds of 10 shares not subject to
      CDSC (dividend reinvestment)                                      (120.00)
                                                                        -------
    oAmount subject to CDSC                                             $280.00

*The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the

Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to Trust accounts unless Trust is dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B (but not Class C) shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through the Pru Array Program sponsored by Prudential Securities.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock for which John Hancock is recordkeeper.


For Retirement Accounts (such as traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.



----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP)  457 & 408
                        (SEPs & Simple
                        IRAs)
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             mandatory         value annually
                                                                             distributions     in periodic
                                                                             or 12% of         payments
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Between 59 1/2          Waived            Waived            Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B only)          annuity           annuity           annuity          annuity           value annually
                        payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments          payments          payments         payments
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Loans                   Waived            Waived            N/A              N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Hardships               Waived            Waived            Waived           N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purpose of making such payment at the same value as used in determining the Fund's net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

Additional Services And Programs

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transactions charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund and John Hancock Intermediate Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan (for which John Hancock is the recordkeeper) exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares, which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on the purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investment will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement and Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of the CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement Plans participating in Merrill Lynch's servicing programs.

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers. Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and John Hancock Funds, Inc. (the Fund's principal distributor), share in the expense of these fees.

Description Of The Fund's Shares

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two series of shares - John Hancock Massachusetts Tax-Free Income Fund and the John Hancock New York Tax-Free Income Fund. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of each series, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class or series of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable by the Fund, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. The Fund's shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Fund's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Fund. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder of any Fund held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Fund shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's Prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Funds to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

Tax Status

Federal Income Taxation

 The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its tax-exempt interest and taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

The Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in municipal securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing municipal securities, the Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes and, if available, the exemption of such interest from Massachusetts personal income tax. The Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws enacted principally during the 1980's not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of the Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar future legislation.

If the Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on municipal securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" or "related person" thereof under Section 147(a) with respect to any of the tax-exempt obligations held by the Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund's exempt-interest dividends. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of the Fund even though the borrowed money may not be directly traceable to the purchase of shares.

Although all or a substantial portion of the dividends paid by the Fund may be excluded by the Fund's shareholders from their gross income for federal income tax purposes, the Fund may purchase specified private activity bonds, the interest from which (including the Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from the Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

Distributions other than exempt-interest dividends from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. Taxable distributions include distributions from the Fund that are attributable to (i) taxable income, including but not limited to taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate swaps, caps, floors and collars, and a portion of the discount from certain stripped tax- exempt obligations or their coupons or (ii) capital gains from the sale or constructive sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options and futures contracts. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains or losses, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce the Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of the Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

After the close of each calendar year, the Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of the Fund for its full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of a pro rata share of tax-exempt income or tax preference item income earned by the Fund during the period of their investment in the Fund.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of Fund securities and/or engage in options or futures transactions that will generate capital gains. At the time of an investor's purchase of the Fund's shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and, to the extent in excess of the amount disallowed, will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess of net long-term capital gain over net short-term capital loss in any year. The Fund will not, in any event, distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed to shareholders. The Fund has a realized capital loss carryforward of $373,088, of which $41,406 expires August 31, 2003, $137,277 expires August 31, 2004, $6,645 expires August 31, 2005 and $187,760 and expires August 31, 2008.


The Fund is required to accrue original issue discount ("OID") on certain debt securities (including zero coupon or deferred payment obligations) that have OID prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options and futures contracts or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow the cash, to satisfy these distribution requirements.

The Federal income tax rules applicable to certain structured or indexed securities, interest rate swaps, caps, floors and collars, dollar rolls and possibly other investments or transactions, are unclear in certain respects, and the Fund will account for these investments or transactions in a manner intended to preserve its qualification as a regulated investment company and avoid material tax liability.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, the Fund's taxable distributions may not be subject to backup withholding if the Fund can reasonably estimate that at least 95% of its distributions for the year will be exempt-interest dividends. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The Fund may invest in debt obligations that are in the lower rating categories or are unrated. Investments in debt obligations that are at risk of default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. If the Fund invests in these debt obligations, it will address these issues in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.



Dividends and capital gain distributions paid by the Fund will not qualify for the dividends-received deduction for corporate shareholders.

Certain options and futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain (subject to tax distribution requirements) if an option, future, notional principal contract, or a combination thereof is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options or futures contracts and/or offsetting or successor Fund positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Some of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options and futures transactions in order to seek to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. Dividends (including exempt-interest dividends), capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes, except as described below under "State Income Tax Information." The discussion does not address special tax rules applicable to certain types of investors, such as insurance companies and financial institutions. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

STATE INCOME TAX INFORMATION

MASSACHUSETTS TAXES
The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

To the extent that exempt-interest dividends paid to shareholders by the Fund are derived from interest on tax-exempt bonds of the Commonwealth of Massachusetts and its political subdivisions or Puerto Rico, the U.S. Virgin Islands or Guam and are properly designated as such, these distributions will be exempt from Massachusetts personal income tax. For Massachusetts personal income tax purposes, dividends from the Fund's taxable net investment income, tax-exempt income from obligations not described in the preceding sentence, and net short-term capital gains in excess of net long-term capital gains, if any, will generally be taxable as ordinary income, whether received in cash or additional shares. However, any dividends that are properly designated as attributable to interest the Fund receives on direct U.S. Government obligations will not be subject to Massachusetts personal income tax. Dividends properly designated as from net capital gain are generally taxable as long-term capital gains, regardless of how long shareholders have held their Fund shares. However, a portion of such a long-term capital gains distribution will be exempt from Massachusetts personal income tax if it is properly designated as attributable to gains realized on the sale of certain tax-exempt bonds issued pursuant to Massachusetts statutes that specifically exempt such gains from Massachusetts taxation. Dividends from investment income (including exempt-interest dividends) and from capital gains will be subject to, and shares of the Fund will be included in the net worth of intangible property corporations for purposes of, the Massachusetts corporation excise tax if received by a corporation subject to such tax.


For Massachusetts personal income tax purposes, long-term capital gains from the sale of a capital asset are generally taxed on a sliding scale at rates ranging from 5% to 0%, with the applicable tax rate declining as the tax holding period of the asset (beginning on the later of January 1, 1995 or the date of actual acquisition) increases from more than one year to more than six years.
Massachusetts resident individuals, as well as estates or personal trusts subject to Massachusetts income taxation, are subject to this tax structure with respect to redemption, exchanges or other dispositions of their shares of the Fund, assuming that they hold their shares of the Fund as capital assets for Massachusetts tax purposes. If a shareholder of the Fund accounts for a sale of

Fund shares using the average basis method for Federal income tax purposes, the shareholder also must account for such sales for Massachusetts tax purposes using the same average basis and must average the holding period for each share sold in the same manner. The resulting average holding period is deemed to be the holding period for all such shares sold and will determine the tax rate to be applied in such cases. The applicable statutory provision does not address the Massachusetts tax treatment of dividends paid by the Fund that are designated and treated as long-term capital gains for Federal income tax purposes. The Massachusetts Department of Revenue (the "DOR") has issued regulations under which distribution is taxed at the maximum 5% rate unless a mutual fund reports to the DOR and the shareholder within a prescribed time period the portions of the distribution attributable to gains in each separate holding period category, in which case each such portion will be taxed at the rate applicable to the appropriate holding period category. The Fund anticipates that, to the extent practicable, it will provide the appropriate information under the applicable DOR regulations or other administrative positions.

CALCULATION OF PERFORMANCE

For the 30-day period ended August 31, 2000, the annualized yields for the Fund's Class A, Class B and Class C shares were 4.70%, 4.22% and 4.18% , respectively. The average annual total returns of the Fund's Class A shares for the 1 year, 5 years and 10 years ended August 31, 2000 were 0.42%, 4.67% and 6.68%, respectively. The total returns for Class B shares for the one year period and since inception on October 3, 1996 were -0.54% and 4.06%, respectively. For Class C shares for one year period and since inception on April 1, 1999, the average total returns were 2.40%, and 0.07%, respectively.


The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                                           6
              Yield = 2 ( [ ( a - b ) + 1 ] - 1 )
                             -------
                               cd
Where:

         a=   dividends and interest earned during the period.
         b=   net expenses accrued during the period.
         c=   the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
         d=   the maximum offering price per share on the last day of the period (NAV where applicable).

The Fund may advertise a tax-equivalent yield, which is computed by dividing that portion of the yield of the Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent yields for the Fund's Class A, Class B and Class C shares at the combined maximum federal and Massachusetts tax rates, which assumes the full deductibility of state income taxes on the federal income tax return, for the 30-day period ended August 31, 2000 were 8.27%, 7.42% and 7.35%, respectively.

Total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and life-of-fund period that would equate the initial amount invested to the ending redeemable value according to the following formula:

                 n _____
            T = \ /ERV/P - 1

Where:

P      =    a  hypothetical initial investment of $1,000.
T      =    average annual total return.
n      =    number of years.
ERV    =    ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-year and life-of-fund periods.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion or original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value.

From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices. Comparisons may also be made to bank certificates of deposit, ("CDs") which differ from mutual funds in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD. There are penalties for early withdrawal from CDs, and the principal on a CD is insured.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publication such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S, BARRON'S, etc., as well as LIPPER, may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

Brokerage Allocation

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates, and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, the policies in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended August 31, 1998, 1999 and 2000, the Fund paid negotiated brokerage commissions in the amount of $2,413, $910 and $70, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Funds may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. During the fiscal year ended August 31, 2000, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker. During the fiscal years ending August 31, 1998, 1999 and 2000, the Fund did not execute any portfolio transactions with the Affiliated Broker.

Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Funds, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transaction as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $20.00 for each Class A shareholder account, $22.50 for each Class B shareholder account and $21.50 for each Class C shareholder account. The Fund also pays certain out-of-pocket expenses and these expenses are aggregated and charged to the Fund on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT ACCOUNTANTS


The independent accountants of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

APPENDIX A - DESCRIPTION OF INVESTMENT RISK

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objectives and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., futures and related options; securities and index options, swaps, caps, floors, collars).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Common to all debt securities.(e.g. borrowing; reverse repurchase agreements, repurchase agreements, financial futures and options; securities and index options, securities lending, non-investment grade debt securities, private activity bonds, participation interests and structured securities, swaps, caps, floors, collars).

Information risk The risk that key information about a security or market is inaccurate or unavailable. Common to all municipal securities. (e.g. non-investment grade debt securities, private activity bonds and participation interests).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g. financial futures and options; securities and index options, non-investment grade debt securities, private activity bonds, participation interests, structured securities and swaps, caps, floors and collars).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g. borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g. financial futures and options; securities and index options, non-investment-grade debt securities, restricted and illiquid securities, participation interests, swaps, caps, floors, collars , structured securities).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g. financial futures and options; securities and index options, short-term trading, when-issued securities and forward commitments, non-investment-grade debt securities, restricted and illiquid securities, structured securities).

Natural event risk The risk of losses attributable to natural disasters, such as earthquakes and similar events. (e.g. private activity bonds).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g. financial futures and options; securities and index options, when-issued securities and forward commitments).

Political risk The risk of losses attributable to government or political actions of any sort. (e.g. private activity bonds).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for.(e.g. non-investment-grade debt securities, Restricted and illiquid securities, participation interests, structured securities, swaps, caps, floors, collars).

APPENDIX B - DESCRIPTION OF BOND RATINGS

Moody's describes its ratings for Tax-Exempt Bonds as follows:

Bonds. "Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of grater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities.

"Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

"Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Bonds which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"Bonds which are rated 'C' are the lowest rated classes of bonds, and issues so rated can be regarded as having extremely poor prospects of ever obtaining any real investment standing."

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following: (i) an application for rating was not received or accepted; (ii) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (iii) there is a lack of essential data pertaining to the issue or issuer; or (iv) the issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Standard & Poor's describes its ratings for Tax-Exempt Bonds as follows:

"AAA. Debt rated 'AAA' has the highest rating by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA. Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

"A. Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB. Debt rated 'BBB' is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

Debt rated "BB," "B," "CCC," or "CC" is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and pay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Unrated. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fitch describes its rating for Tax-Exempt Bonds as follows:

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and the 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB. Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB. Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

Notes. Ratings for state and municipal notes and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance on bond risk are of lesser importance in the short run. Symbols will be used as follows:

"MIG-1 Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

"MIG-2 Notes bearing this designation are of high quality with margins of protection ample although not so large as in the preceding group."

Commercial Paper. As described in the Prospectus, the Fund may invest in commercial paper which is rated A-1 or A-2 by Standard & Poor's, P-1 or P-2 by Moody's or F-1+ or f1 by Fitch.

Moody's ratings for commercial paper are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

"P-1 -- "Prime-1" indicates the highest quality repayment capacity of the rated issues.

"P-2 -- "Prime-2" indicates that the issuer has a strong capacity for repayment of short-term promissory obligations. Earnings trends and coverage ratios, while sound, will be more subjective to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

"A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

"A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch's short-term ratings are as follows:

F-1+ Exceptionally strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+"

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2000 Annual Report to Shareholders for the year ended August 31, 2000; (filed electronically on October 26, 2000, accession number 0001010521-00-000440) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Tax-Exempt Series Trust (file nos. 811-5079 and 33-12947).

John Hancock Tax-Exempt Series Trust
         John Hancock Massachusetts Tax-Free Income Fund

         Statement of Assets and Liabilities as of August 31, 2000.
         Statement of Operations for the year ended August 31, 2000.
         Statement of Change in Net Assets for the period ended August 31, 2000. Financial Highlights for the period ended August 31, 2000.
         Notes to Financial Statements.
         Schedule of Investments as of August 31, 2000.
         Report of Independent Accountants.

                   JOHN HANCOCK NEW YORK TAX-FREE INCOME FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information

                                 January 1, 2001

This Statement of Additional Information provides information about the John Hancock New York Tax-Free Income Fund (the "Fund"), in addition to the information that is contained in the combined Tax-Free Income Funds' current Prospectus (the "Prospectus"). The Fund is a non-diversified series of the John Hancock Tax-Exempt Series Fund (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS

                                                                            Page
Organization of the Fund...............................................       2
Investment Objective and Policies......................................       2
Special Risks..........................................................      14
Investment Restrictions................................................      18
Those Responsible for Management.......................................      20
Investment Advisory and Other Services.................................      26
Distribution Contracts.................................................      28
Sales Compensation.....................................................      30
Net Asset Value........................................................      32
Initial Sales Charge on Class A and Class C Shares.....................      32
Deferred Sales Charge on Class B and Class C...........................      35
Special Redemptions....................................................      39
Additional Services and Programs.......................................      39
Purchases and Redemptions Through Third Parties........................      41
Description of the Fund's Shares.......................................      41
Tax Status.............................................................      42
State Income Tax Information...........................................      47
Calculation of Performance.............................................      48
Brokerage Allocation...................................................      50
Transfer Agent Services................................................      52
Custody of Portfolio...................................................      52
Independent Accountants................................................      52
Appendix A-Description of Investment Risk..............................     A-1
Appendix B-Description of Bond Ratings.................................     B-1
Financial Statements...................................................     F-1

ORGANIZATION OF THE FUND


The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust in March 1987 under the laws of The Commonwealth of Massachusetts. Prior to July 1, 1996, the New York Tax-Free Income Fund was known as the New York Portfolio.


John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware Corporation organized in February, 2000.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is not fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's objective is to provide investors with current income excludable from gross income for Federal income tax purposes and exempt from the personal income tax of New York State and New York City. The Fund seeks to provide the maximum level of tax-exempt income that is consistent with preservation of capital.

Non-Diversification. The Fund has registered as a "non-diversified" investment company, permitting the Adviser to invest more than 5% of the assets of the Fund in the obligations of any one issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the value of Fund shares may be more susceptible to any single economic, political or regulatory event than the shares of a diversified investment company.

Additional Risks. Securities in which the Fund may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or, as the case may be, the New York legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay when due principal of and interest on their tax-exempt securities may be materially affected.

From time to time, proposals have been introduced before Congress which would adversely affect the Federal income tax consequences of holding tax-exempt securities. Federal tax legislation enacted primarily during the 1980's limits the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and other types of "private activity" bonds. Such limits may affect the future supply and yields of these types of tax-exempt securities. Further proposals limiting the issuance of tax-exempt securities may well be introduced in the future. If it appeared that the availability of tax-exempt securities for investment by the Fund and the value of the Fund's investments could be materially affected by such changes in law, the Trustees would reevaluate the Fund's investment objective and policies and consider changes in the structure of the Fund or its dissolution.

All of the investments of the Fund will be made in:

         (1) tax-exempt securities which at the time of purchase are rated BB or better by Standard & Poor's Ratings Group ("S&P"), or Fitch Investors Services, Inc. ("Fitch") or Ba by Moody's Investors Service, Inc. ("Moody's"). Alternatively, the bonds may be unrated but considered by the Adviser to be of comparable quality. Not more than one-third of the Fund's total assets will be invested in tax-exempt bonds rated lower than A or determined to be of comparable quality.

         (2) Notes of issuers having an issue of outstanding tax-exempt securities rated at least A by S&P, Moody's or by Fitch, or notes which are guaranteed by the U.S. Government or rated MIG-1 or MIG-2 by Moody's, or unrated notes which are determined to be of comparable quality by the Adviser.

         (3) Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some obligations issued by an agency or instrumentality may be supported by the full faith and credit of the U.S. Treasury, while others may be supported only by the credit of the particular Federal agency or instrumentality.

         (4) Commercial paper which is rated A-1 or A-2 by S&P, P-1 or P-2 by Moody's, or at least F-1 by Fitch, or which is not rated, but is considered by the Adviser to be of comparable quality; obligations of banks with $1 billion of assets and cash equivalents, including certificates of deposit, bankers acceptances and repurchase agreements. Ratings of A-2 or P-2 on commercial paper indicate a strong capacity for timely payment, although the relative degree of safety is not as high as for issuers designated A-1 or P-1. Appendix B contains further information about ratings.

Tax-Exempt Securities. These are debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is excludable from gross income for Federal income tax purposes, without regard to whether the interest income thereon is exempt from the personal income tax of any state.

Tax-exempt securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which tax-exempt securities may be issued include the refunding of outstanding obligations or obtaining funds for general operating expenses.

In addition, certain types of "private activity bonds" may be issued by public authorities to finance privately operated housing facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal or student loans, or to obtain funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. Such private activity bonds are included within the term tax-exempt securities if the interest paid thereon is excluded from gross income for Federal income tax purposes.

The interest income on certain private activity bonds (including the Fund's distributions to its shareholders attributable to such interest) may be treated as a tax preference item under the Federal alternative minimum tax. The Fund will not include tax-exempt securities generating this income for purposes of measuring compliance with the 80% fundamental investment policy described in the Prospectus.

Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may also constitute tax-exempt securities, but current Federal tax law places substantial limitations on the size of such issues.

The yields or returns on tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation and the rating (if any) of the issue. The ratings of Moody's , Fitch and S&P represent their opinions as to the quality of various tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, tax-exempt securities with the same maturity and interest rate with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities, the portfolio manager of the Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund may invest in debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

Municipal Bonds. Municipal bonds generally are classified as either general obligation bonds or revenue bonds. General obligation bonds are backed by the credit of an issuer having taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation of the issuer's legislative body. Revenue bonds, by contrast, are payable only from the revenues derived from a particular project, facility or a specific revenue source. They are not generally payable from the unrestricted revenues of the issuer.

"Moral Obligation" Bonds. The Fund currently does not intend to invest in so-called "moral obligation" bonds, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the Fund. With "moral obligation" bonds, repayment is backed by a moral commitment of an entity other than the issuer.

Tax-Exempt Notes. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:

Project Notes. Project notes are backed by an agreement between a local issuing agency and the Federal Department of Housing and Urban Development ("HUD") and carry a United States Government guarantee. These notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and urban renewal programs). Although they are the primary obligations of the local public housing agencies or local urban renewal agencies, the HUD agreement provides for the additional security of the full faith and credit of the United States Government. Payment by the United States pursuant to its full faith and credit obligation does not impair the tax-exempt character of the income from Project Notes.

Tax-Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are specifically payable from these particular future tax revenues.

Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of specific types of revenue, other than taxes, such as federal revenues available under Federal Revenue Sharing Programs.

Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds for the repayment of the Notes.

Construction Loan Notes. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by the Government National Mortgage Association to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by the commitments of banks to purchase the loan.

Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax- exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Ratings as Investment Criteria.

Lower Rated High Yield "High Risk" Debt Obligations. The Fund may invest in high yielding, fixed income securities rated below Baa by Moody's or BBB by S&P or Fitch or which are unrated but are considered by the Adviser to be of comparable quality. Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Bonds rated BB or Ba are generally referred to as junk bonds. See "Appendix B" attached hereto.

The values of lower-rated securities and those which are unrated but which are considered by the Adviser to be of comparable quality generally fluctuate more than those of high-rated securities. These securities involve greater price volatility and risk of loss of principal and income. In addition, the lower rating reflects a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower-rated securities generally respond to short-term market developments to a greater extent than for higher rated securities, because these developments are perceived to have a more direct relationship to the issuer's ability to meet its ongoing debt obligations. Although the Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Adviser will be successful in limiting the Fund's exposure to the risks associated with lower rated securities. Because the Fund invests in securities in the lower rated categories, the achievement of the Fund's goals is more dependent on the Adviser's ability than would be the case if the Fund was investing in securities in the higher rated categories.

Ratings. Ratings for Bonds issued by various jurisdictions are noted herein. Such ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a rating will continue for any given period of time or that a rating will not be revised or withdrawn entirely by any or all of such rating agencies, if, in its or their judgment, circumstances so warrant. Any downward revision or withdrawal of a rating could have an adverse effect on the market prices of any of the bonds described herein.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid securities. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Participation Interests. Participation interests may take the form of interests in or of a lending syndicate. The Fund's investments in participation interests may be subject to its 15% net assets limitation on investments in illiquid securities. The fund may purchase only those participation interest that mature in 60 days or less or, if maturing in more than 60 days, that have a floating rate that is automatically adjusted at least once every 60 days. Participation interests in municipal lease obligations will not be considered illiquid for purposes of the Fund's 15% limitation on illiquid securities provided the Adviser determines that there is a readily available market for such securities.

In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.) With respect to municipal lease obligations, the Adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be canceled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the Adviser.

Repurchase Agreements. The Fund may enter into repurchase agreements for the purpose of realizing additional (taxable) income. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, a decline in value of the underlying securities or lack of access to income during this period, and the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. The Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33 1/3% of the market value of its total assets. To minimize various risks associated with reverse repurchase agreements, the Fund will establish a separate account consisting of highly liquid, marketable securities in an amount at least equal to the repurchase prices of these securities (plus accrued interest thereon) under such agreements. In addition, the Fund will not purchase additional securities while all borrowings are outstanding. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Options on Securities  and Securities  Indices.  The Fund may purchase and write
(sell) call and put options on any securities in which it may invest on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities. Under certain circumstances, the Fund may not be treated as the tax owner of a security if the Fund has purchased a put option on the same security. If this occurred, the interest on the security would be taxable.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates and securities prices, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities, securities indices, and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies with Future Contracts. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.
When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Indexed Securities. The Fund may invest in indexed securities, including floating rate securities that are subject to a maximum interest rate ("capped floaters") and leveraged inverse floating rate securities ("inverse floaters") (up to 10% of the Fund's total assets). The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in a relation to one or more interest rates, financial indices, or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market charges in interest rates or other reference prices.

Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters and other leveraged floating rate instruments. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Derivative debt securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs") and certain residual or support branches of index amortizing notes. Index amortizing notes are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs present an especially intense combination of prepayment, extension and interest rate risks.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X- reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterpart's ability to perform, and may decline in value if the counterpart's credit worthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap, cap, collar or floor transactions.

Lending of Securities. For purposes of realizing additional (taxable) income, the Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Short-Term Trading and Portfolio Turnover. The Fund may attempt to maximize current income through short-term portfolio trading. This will involve selling portfolio instruments and purchasing different instruments to take advantage of yield disparities in different segments of the market for government obligations. Short- term trading may have the effect of increasing portfolio turnover rate. The portfolio turnover rate for the Fund is calculated by dividing the lower annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities whose maturities at the time of acquisition were 1 year or less) by the monthly average value of the securities in the Fund during the year. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

Special Risks

The following information as to certain special risks associated with investing in New York constitutes only a brief summary and does not purport to be a complete description of the considerations associated with such investments. The information is based in part on information from official statements related to securities offerings of New York issuers and is believed to be accurate.


The following section provides only a brief summary of the complex factors affecting the financial situation in New York and is based on information obtained from New York State (the "State" or "New York State") certain of its authorities and New York City (the "City" or "New York City") as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of the State, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default in the absence of a specific guarantee of pledge provided by the State. It should also be noted that the fiscal stability of New York State is related to the fiscal stability of New York City and of the State's Authorities. New York State's experience has been that if New York City or any other major political subdivision or any of the State's Authorities suffers serious financial difficulty, the ability of New York State, New York State's political subdivisions (including New York City) and the State's Authorities to obtain financing in the public credit markets is adversely affected. This results in part from the expectation that to the extent that any Authority or local government experiences financial difficulty, it will seek and receive New York State financial assistance. Moreover, New York City accounts for approximately 40% of New York State's population and tax receipts, so New York City's financial integrity in particular affects New York State directly. Accordingly, if there should be a default by New York City or any other major political subdivision or any of the State's Authorities, the market value and marketability of all New York Tax-Exempt Bonds issued by New York State, its political subdivisions and Authorities ("New York Tax-Exempt Bonds") could be adversely affected. This would have an adverse effect on the asset value and liquidity of the Fund, even though securities of the defaulting entity may not be held by the Fund.

State Economy

Employment in New York grew strongly for the first nine months of 2000, with the service sector accounting for the largest increases. The State economy added 166,600 new jobs, a growth rate of 2.0%, of which private sector employment added 154,100 of the additional jobs, growing by 2.2%. New York's unemployment rate fell to 4.6% in September, about one-half of its July 1992 peak of 8.9%. Total employment is expected to grow 2.1% for all of 2000 and 1.7% for 2001, with the largest employment increases concentrated in the services sector. The Division of the Budget now projects wages growth of 9.4% for 2000, followed by growth of 5.4% for 2001. Overall personal income growth of 8.0% is projected for 2000, with 5.0% growth in personal income expected for 2001.

2000-2001 Fiscal Year. The State's current fiscal year began on April 1, 2000 and ends on March 31, 2001. On March 30, 2000, the State adopted the debt service portion of the State budget for the 2000-01 fiscal year; the remainder of the budget was enacted by the State Legislature on May 5, 2000, 35 days after the statutory deadline of April 1. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the current fiscal year, the State enacted interim appropriations that permitted the State to continue its operations.

In 2000-01, General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $38.92 billion, an increase of $1.75 billion or 4.72% over 1999-2000. Projected spending under the 2000-01 enacted budget is $992 million above the Governor's Executive Budget recommendations, including 30-day amendments submitted January 31, 2000.

The 2000-01 Financial Plan projects closing balances in the General Fund and other reserves of $3.2 billion, including $1.71 billion in the General Fund. This closing balance is comprised of $675 million in reserves for potential labor costs resulting from new collective bargaining agreements and other spending commitments, $547 million in the Tax Stabilization Reserve Fund (for use in case of unanticipated deficits), $150 million in the Contingency Reserve Fund (which helps offset litigation risks), and $338 million in the Community Projects Fund (which finances legislative initiatives). In addition to the $1.71 billion balance in the General Fund, $1.2 billion is projected for reserve in the STAR Special Revenue Fund and $250 million in the Debt Reduction Reserve Fund (DRRF).

1999-2000 Fiscal Year. The State reported a General Fund operating surplus of $2.23 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.08 billion for the 1998-99 fiscal year. The operating surplus for 1999-2000 resulted in part from higher personal income tax receipts, and increases in taxes receivable and other assets of $754 million and $137 million, respectively, and decreases in deferred revenues, due to other funds and other liabilities of $134 million. These gains were partially offset by decreases in accounts receivable and money due from other funds of $77 million, increases in payables to local governments and accrued liabilities of $80 million and $175 million, respectively, and an increase in tax refunds payable of $537 million.

The State reported an accumulated fund balance of $3.92 billion in General Fund for 1999-2000. The accumulated fund balance is $50 million higher after a restatement by the State Comptroller to reflect the reclassification of the Debt Reduction Reserve Fund to the General Fund.

General Fund revenues increased $2.30 billion (6.4%) over the prior fiscal year with increases in personal income and consumption and use taxes, and miscellaneous revenues. Business tax and other tax revenue fell from the prior fiscal year. Personal income taxes grew $1.98 billion, an increase of nearly 9.7%. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance of the financial markets during 1999. Consumption and use taxes increased $327 million, or 4.5%, to reflect a continuing high level of consumer confidence. Miscellaneous revenues increased $303 million (14.1%), primarily due to growth in investment earnings, fees, licenses, royalties and rents and reimbursements from regulated industries used to fund State administrative costs (e.g., banking and insurance). These increases were partially offset by decreases in business and other taxes. Business taxes decreased nearly $301 million, or 6.2%, because of prior year refunds and the application of credit carryforwards which were applied against current year (1999) liabilities. Other taxes decreased $12 million, or 1.1%.

General Fund expenditures increased $1.39 billion (3.9%) from the prior fiscal year, with the largest increases occurring in education, health and environment. Education expenditures grew $739 million (6.1%) due mainly to an increase in spending for support for public schools, handicapped pupil education and municipal and community colleges. Health and environment expenditures increased over $215 million (33.5%) primarily reflecting increased spending for local health programs. Personal service costs increased $202 million (3.3%) principally as a result of increases in wages as required by recently approved collective bargaining agreements. Non-personal service costs increased $264 million (11.7%) due primarily to increased spending for goods and services.

Ratings

The current General Obligation ratings for the State of New York are A2 by Moody's, A+ by S&P and A+ by Fitch Investors Services.

Credit Considerations

Current Budget. The 2000-01 Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed t predict accurately the timing and magnitude of changes in the national and State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the 2000-01 Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections and those projections may be changed materially and adversely from time to time.


Welfare Reform. The new welfare reform program initiated in November 1997 could impact state expenditures in the event of a slowdown in the state economy. To date, the new legislation which aims to reduce welfare rolls by rewarding enabling more recipients to work appears to have produced program efficiencies. A general slowdown in the state economy especially in New York City could thwart many of the gains achieved by this program and shift additional financial burdens to state and local governments.

Authorities The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and Authorities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to New York State. Authorities may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization.

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls, mass transportation and rentals for dormitory rooms and housing. In recent years, however, New York has provided financial assistance through appropriations, in some cases of a recurring nature, to certain Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This assistance is expected to continue to be required in future years. Failure of New York to appropriate necessary amounts or to take other action to permit the Authorities to meet their obligations could result in a default by one or more of the Authorities. If a default were to occur, it would likely have a significant adverse effect on the market price of obligations of the State and its Authorities. As of March 31, 1997, there was outstanding a $35.1 billion aggregate principal amount of bonds and notes issued by Authorities which were either guaranteed by the State or supported by the State through lease-purchase and contractual-obligation arrangements or moral obligation provisions.

Agencies and Localities Beginning in 1975 (in part as a result of the then current New York City and UDC financial crises), various localities of New York State began experiencing difficulty in marketing their securities. As a result, certain localities, in addition to New York City, have experienced financial difficulties leading to requests for State assistance. If future financial difficulties cause agencies or localities to seek special State assistance, this could adversely affect New York State's ability to pay its obligations. Similarly, if financial difficulties of New York State result in New York City's inability to meet its regular aid commitments or to provide further emergency financing, issuers may default on their outstanding obligations, which would affect the marketability of debt obligations of New York, its agencies and municipalities such as the New York Municipal Obligations held by the Fund.

Reductions in Federal spending could materially and adversely affect the financial condition and budget projections of New York State's localities. Should localities be adversely affected by Federal cutbacks, they may seek additional assistance from the State which might, in turn, have an adverse impact on New York State's ability to maintain a balanced budget.

New York City In 1975, New York City encountered severe financial difficulties which impaired the borrowing ability of New York City, New York State, and the Authorities. New York City lost access to public credit markets and was not able to sell debt to the public until 1979.

As a result of the City's financial difficulties, certain organizations were established to provide financial assistance and oversee and review the City's financing. These organizations continue to exercise various monitoring functions relating to the City's financial position.

New York City has maintained a balanced budget since 1981, and has retired all of its federally guaranteed debt. As a result of the City's success in balancing its budget, certain restrictions imposed on the City by the New York Financial Control Board (the "Control Board"), which was created in response to the City's 1975 fiscal crises, have been suspended. Those restrictions, including the Control Board's power to approve or disapprove certain contracts, long-term and short-term borrowings and the four-year financial plan of the City, will remain suspended unless and until, among other things, there is a substantial threat of an actual failure by New York City to pay debt service on its notes and bonds or to keep its operating deficits below $100 million. Although the City has maintained a balanced budget in recent years, the ability to balance future budgets is contingent upon actual versus expected levels of Federal and State Aid and the effects of the economy on City revenues and services.


The City requires certain amounts of financing for seasonal and capital spending purposes. The City's capital financing program projects long-term financing requirements of approximately $16.4 billion for the City's fiscal years 1999 through 2002 for the construction and rehabilitation of the City's infrastructure and other fixed assets. The major capital requirements include expenditures for the City's water supply system, sewage and waste disposal systems, roads, bridges, mass transit, schools and housing. In Fiscal Year 1998, the New York City Transitional Finance Authority successfully issued over $650 million in asset back bonds to finance a portion of the City's capital program and help avoid exceeding its State Constitutional general debt limit for the City.

Continuation of the City's ability to adhere to fiscal controls, close outyear projected funding shortfalls and the region's growing economy, both Moody's and Standard & Poor's raised their ratings on New York City into the A category during 1998. The current General Obligation ratings for the City of New York are A2 by Moody's, A by S&P and A+ by Fitch Investors Services.


New York cities and towns have lagged the rest of the nation in recovering from the recession of 1992. The impact of this gradual yet improving economic trend upon local government revenues have been offset in part by increasing local assistance support from the state. The 1998-1999 enacted budget projects total receipts of $37.6 billion for the State's General Fund, an increase of $3.0 billion from the prior fiscal year. State General Fund disbursements and transfers will be $2.4 billion above the level of disbursements in 1997-1998. Grants to local governments, including are anticipated to increase by $37 million from the prior fiscal year to over $800 million.

Certain localities in addition to the City could have financial problems which, if significant, could lead to requests for additional State assistance during the State's 1998-99 fiscal year and thereafter. To the extent the State is constrained by its financial condition, State assistance to localities may be further reduced, compounding the serious fiscal constraints already experienced by many local governments. Localities also face anticipated and potential problems resulting from pending litigation (including challenges to local property tax assessments), judicial decisions and socio-economic trends.

Certain counties and other local governments have encountered significant financial difficulties, including Nassau County and Suffolk County (which each received approval by the legislature to issue deficit notes). The State has imposed financial control on the City of New York from 1977 to 1986 and on the City of Yonkers in 1984, 1988 and 1989, and the City of Troy commencing in 1995, under an appointed control board in response to fiscal crises encountered by these municipalities.

Litigation. Certain litigation pending against New York State, its subdivisions and their officers and employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these lawsuits are those that involve: (i) the validity and fairness of certain eighteenth century agreements and treaties by which Oneida and Cayuga Indian tribes transferred title to the State of approximately five million acres of land in central New York; (ii) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) the care and housing for individuals released from State mental health facilities; (iv) changes in Medicaid reimbursement methodology for nursing home care; (v) the State's practice of reimbursing certain mental hygiene patient-care expenses with the client's Social Security benefits; (vi) adequacy of shelter allowance provided to recipients of public assistance; (vii) contract and tort claims; (viii) alleged violation of the Commerce Clause of the United States Constitution; (ix) enforcement of sales and excise tax collections of tobacco and motor fuel sold to non-Indian customers on Indian reservations;
(x) legality of the Clean Water/Clean Air Bond Act of 1996; and (xi) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers.

The investment objectives and policies described above under the caption "Investment Objective and Policies" are not fundamental and may be changed by the Trustees without shareholder approval. The policy of the Fund requiring that under normal circumstances at least 80% of the Fund's net assets consist of Tax-Exempt Bonds is fundamental and may not be changed by the Trustees without shareholder approval.

Investment Restrictions

Fundamental Investment Restrictions. The fundamental investment restrictions will not be changed for the Fund without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

 The Fund may not:

         (1) Issue senior securities, except as permitted by paragraphs (2) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

         (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not purchase securities while borrowings are outstanding.

         (3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 10% of the Fund's total assets taken at market value.

         (4) Act as an underwriter, except to the extent that in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933. The Fund may also participate as part of a group in bidding for the purchase of Tax-Exempt Bonds directly from an issuer in order to take advantage of the lower purchase price available to members of such groups.

         (5) Purchase or sell real estate or any interest therein, but this restriction shall not prevent the Fund from investing in Tax-Exempt Bonds secured by real estate or interests therein.

         (6) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies in an amount up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         (7) Purchase or sell commodities or commodity contracts or puts, calls or combinations of both, except options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward commitments, interest rate swaps, caps and floors, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         (8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. (Tax- Exempt Bonds and securities issued or guaranteed by the United States Government and its agencies and instrumentalities are not subject to this limitation.)

         (9) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if such purchase would cause more than 10%of the outstanding voting securities of such issuer to be held by the Fund.

Non-fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval:

The Fund may not:

         (1) Except as permitted by fundamental investment restriction (4) above, participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

         (2) Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold short and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         (3) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

         (4)      invest more than 15% of its net assets in illiquid securities.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees of the Trust who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and/or Trustees of the Fund are also officers and/or directors of the Adviser or officers and Trustees of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").



                                   Positions Held              Principal Occupation(s)
Name and Address                   With the Company            During the Past Five Years
----------------                   ----------------            --------------------------

Stephen L. Brown*                  Trustee and Chairman        Chairman and Director, John Hancock
John Hancock Place                                             Life Insurance Company (CEO until
P.O. Box 111                                                   June 2000), John Hancock Financial
Boston, MA 02117                                               Services, Inc. (CEO until June
July 1937                                                      2000); John Hancock Advisers, Inc.
                                                               (the Adviser), John Hancock Funds,
                                                               Inc. (John Hancock Funds), The
                                                               Berkeley Financial Group, Inc. (The
                                                               Berkeley Group); Director, John
                                                               Hancock Subsidiaries, Inc.; John
                                                               Hancock Signature Services, Inc.
                                                               (Signature Services) (until January
                                                               1997); John Hancock Insurance
                                                               Agency, Inc.; (Insurance Agency),
                                                               (until May 1999); Independence
                                                               Investment Associates, Inc.,
                                                               Independence International
                                                               Associates, Inc,, Independence
                                                               Fixed Income Associates, Inc.;
                                                               Insurance Marketplace Standards
                                                               Association, Committee for Economic
                                                               Development, Ionics, Inc. (since
                                                               June 2000), Aspen Technology, Inc.
                                                               (since June 2000), Jobs for
                                                               Massachusetts, Federal Reserve Bank
                                                               of Boston (until March 1999);
                                                               Financial Institutions Center
                                                               (until May 1996), Freedom Trail
                                                               Foundation (until December 1996)
                                                               Beth Israel Hospital and
                                                               Corporation (until November 1996);
                                                               Director and Member (Beth
                                                               Israel/Deaconess Care Group),
                                                               Member, Commercial Club of Boston,
                                                               President (until April 1996);
                                                               Trustee, Wang Center for the
                                                               Performing Arts, Alfred P. Sloan
                                                               Foundation, John Hancock Asset
                                                               Management (until March 1997);
                                                               Member, Boston Compact Committee,
                                                               Mass. Capital Resource Company;
                                                               Chairman, Boston Coordinating
                                                               Committee ("The Vault") (until
                                                               April 1997).

Maureen R. Ford *                  Trustee, Vice Chairman,     President, Broker/Dealer
101 Huntington Avenue              President and Chief         Distributor, John Hancock Life
Boston, MA  02199                  Executive Officer (1,2)     Insurance Company; Vice Chairman,
March 1950                                                     Director, President and Chief
                                                               Executive Officer, the Adviser, The
                                                               Berkeley Group, John Hancock Funds;
                                                               Chairman, Director and President,
                                                               Insurance Agency, Inc.; Chairman,
                                                               Director and Chief Executive
                                                               Officer, Sovereign Asset Management
                                                               Corporation (SAMCorp.); Senior Vice
                                                               President, MassMutual Insurance Co.
                                                               (until 1999); Senior Vice
                                                               President, Connecticut Mutual
                                                               Insurance Co. (until 1996).


-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       21


                                   Positions Held              Principal Occupation(s)
Name and Address                   With the Company            During the Past Five Years
----------------                   ----------------            --------------------------

Dennis S. Aronowitz                Trustee                     Professor of Law, Emeritus, Boston
101 Huntington Avenue                                          University School of Law (as of
Boston, MA  02199                                              1996); Director, Brookline
June 1931                                                      Bankcorp.

Richard P. Chapman, Jr.            Trustee (1)                 Chairman, President, and Chief
101 Huntington Avenue                                          Executive Officer, Brookline
Boston, MA  02199                                              Bankcorp. (lending); Director,
February 1935                                                  Lumber Insurance Companies (fire
                                                               and casualty insurance); Trustee,
                                                               Northeastern University
                                                               (education); Director, Depositors
                                                               Insurance Fund, Inc. (insurance).

William J. Cosgrove                Trustee                     Vice President, Senior Banker and
101 Huntington Avenue                                          Senior Credit Officer, Citibank,
Boston, MA  02199                                              N.A. (retired September 1991);
January 1933                                                   Executive Vice President, Citadel
                                                               Group Representatives, Inc.;
                                                               Trustee, the Hudson City Savings
                                                               Bank (since 1995).

Leland O. Erdahl                   Trustee                     Director of Uranium Resources
101 Huntington Avenue                                          Corporation, Hecla Mining Company,
Boston, MA  02199                                              Canyon Resources Corporation and
December 1928                                                  Apollo Gold, Inc.; Director
                                                               Original Sixteen to One Mines, Inc.
                                                               (until 1999); Management Consultant
                                                               (from 1984-1987 and 1991-1998);
                                                               Director, Freeport-McMoran Copper &
                                                               Gold, Inc. (until 1997); Vice
                                                               President, Chief Financial Officer
                                                               and Director of Amax Gold, Inc.
                                                               (until 1998).

Richard A. Farrell                 Trustee                     President of Farrell, Healer & Co.,
101 Huntington Avenue                                          (venture capital management firm)
Boston, MA  02199                                              (since 1980); Prior to 1980, headed
November 1932                                                  the venture capital group at Bank
                                                               of Boston Corporation.

Gail D. Fosler                     Trustee                     Senior Vice President and Chief
101 Huntington Avenue                                          Economist, The Conference Board
Boston, MA  02199                                              (non-profit economic and business
December 1947                                                  research); Director, Unisys Corp.;
                                                               Director, H.B. Fuller Company; and
                                                               DBS Holdings (Singapore) (Banking
                                                               and Financial Services); Director,
                                                               National Bureau of Economic
                                                               Research (academic).


-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       22



                                   Positions Held              Principal Occupation(s)
Name and Address                   With the Company            During the Past Five Years
----------------                   ----------------            --------------------------

William F. Glavin                  Trustee                     President Emeritus, Babson College
101 Huntington Avenue                                          (as of 1997); Vice Chairman, Xerox
Boston, MA  02199101                                           Corporation (until June 1989);
March 1932                                                     Director, Caldor Inc., Reebok, Inc.
                                                               (since 1994) and Inco Ltd.

Dr. John A. Moore                  Trustee                     President and Chief Executive
101 Huntington Avenue                                          Officer, Institute for Evaluating
Boston, MA  02199                                              Health Risks, (nonprofit
February 1939                                                  institution) (since September
                                                               1989).

Patti McGill Peterson              Trustee                     Executive Director, Council for
101 Huntington Avenue                                          International Exchange of Scholars
Boston, MA  02199                                              (since January 1998), Vice
May 1943                                                       President, Institute of
                                                               International Education (since
                                                               January 1998); Senior Fellow,
                                                               Cornell Institute of Public
                                                               Affairs, Cornell University (until
                                                               December 1997); President Emerita
                                                               of Wells College and St. Lawrence
                                                               University; Director, Niagara
                                                               Mohawk Power Corporation (electric
                                                               utility).

John W. Pratt                      Trustee                     Professor of Business
101 Huntington Avenue                                          Administration Emeritus, Harvard
Boston, MA  02199                                              University Graduate School of
September 1931                                                 Business Administration (as of June
                                                               1998).

William L. Braman                  Executive Vice              Executive Vice President and Chief
101 Huntington Avenue              President and Chief         Investment Officer, each of the
Boston, MA 02199                   Investment Officer (2)      John Hancock Funds; Executive Vice
December 1953                                                  President and Chief Investment
                                                               Officer, Barring Asset Management,
                                                               London UK (until May 2000).


-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       23


                                   Positions Held              Principal Occupation(s)
Name and Address                   With the Company            During the Past Five Years
----------------                   ----------------            --------------------------

Susan S. Newton               Vice President, Secretary and    Vice President and Chief Legal
101 Huntington Avenue         Chief Legal Officer              Officer the Adviser; John Hancock
Boston, MA 02199                                               Funds; Vice President Signature
March 1950                                                     Services (until May 2000), The
                                                               Berkeley Group, NM Capital and
                                                               SAMCorp.

James J. Stokowski            Vice President, Treasurer and    Vice President, the Adviser.
101 Huntington Avenue         Chief Accounting Officer
Boston, MA  02199
November 1946

Thomas H. Connors             Vice President and Compliance    Vice President and Compliance
101 Huntington Avenue         Officer                          Officer, the Adviser; Vice
Boston, MA  02199                                              President, John Hancock Funds.
September 1959


-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

The following tables provide information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. Brown and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, are compensated by the Adviser and received no compensation from the Fund for their services.

                                                     Total Compensation From the
                          Aggregate Compensation     Fund and John Hancock Fund
Independent Trustees        from the Fund (1)        Complex to Trustees (2)
--------------------      ----------------------     ---------------------------

Dennis J. Aronowitz                $ 309                     $ 75,250
Richard P. Chapman*                  316                       75,250
William J. Cosgrove*                 297                       72,250
Douglas M. Costle (3)                  0                       56,000
Leland O. Erdahl                     297                       72,350
Richard A. Farrell                   309                       75,250
Gail D. Fosler                       279                       72,250
William F. Glavin*                   262                       68,100
Dr. John A. Moore*                   297                       72,350
Patti McGill Peterson                289                       75,350
John Pratt                           297                       72,250
                               ---------                   ----------
Total                             $2,952                     $786,650


(1)  Compensation is for the fiscal year ended August 31, 2000.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 1999. As of this date, there were sixty-five funds in the John Hancock Fund Complex with each of these Independent Trustees serving on thirty-one funds.

(3)  Mr. Costle retired as of December 31, 1999.

*As of December 31, 1999, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $112,162, Mr. Cosgrove was $224,553, Mr. Glavin was $342,213 and for Dr. Moore was $283,877 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.


As of December 4, 2000, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of the outstanding shares of the Fund:

                                                             Percentage of Total
                                                             Outstanding Shares
                                                             of the Class of
Name and Address of Shareholder          Class of Shares     the Fund
-------------------------------          ---------------     -------------------


MLPF&S For The Sole Benefit of                  A                 5.10%
Its Customers
Attn: Fund Administration 97C62
4800 Deerlake Drive East 2nd Floor
Jacksonville FL 32246-6484

MLPF&S For The Sole Benefit of                  B                22.05%
Its Customers
Attn: Fund Administration 97M78
4800 Deerlake Drive East 2nd Floor
Jacksonville FL 32246-6484

MLPF&S For The Sole Benefit of                  C                64.09%
Its Customers
Attn: Fund Administration
4800 Deerlake Drive East 2nd Floor
Jacksonville FL 32246-6484

Paine Webber FBO                                C                19.48%
Thomas S. Coppola
7543 Shore Road
Brooklyn NY 11209-2807

US Clearing Corp.                               C                 8.95%
FBO 956-03095-11
26 Broadway
New York NY

NFSC FBO #DCM-267694                            C                 6.20%
John Y. L. Wong
Lotus Wong
30 Waterside Plaza Apt. 9D
New York NY 10010-2629



Investment Advisory And Other Services

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard and Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the subject Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of the Fund as follows:


Average Daily Net Assets                                  Annual Rate
------------------------                                  -----------


First $250 million                                           0.500%
Next $250 million                                            0.450%
Next $500 million                                            0.425%
Next $250 million                                            0.400%
Amounts over $1,250,000,000                                  0.300%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


For the fiscal years ended August 31, 1998, 1999 and 2000, the advisory fee paid by the Fund to the Adviser amounted to $58,219, $97,128 and $109,554, for services, respectively. However, a portion of such fees were not imposed pursuant to the voluntary fee reduction and expense limitation agreement then in effect. For the fiscal years ended August 31, 1998, 1999 and 2000, advisory fees actually payable to the Fund amounted to $286,183, $297,667 and $265,913, respectively.


Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective Advisory Agreement relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of the obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Fund's
Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all of the Trustees. The Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement, or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this Agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended August 31, 1998, 1999 and 2000, the Fund paid the Adviser $9,800, $9,263 and $10,238, respectively, for services under this Agreement.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser and its affiliates and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class on behalf of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and Class C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended August 31, 1998, 1999 and 2000 were $18,852, $90,254 and $22,309, respectively, and $4,561, $17,861 and $2,100, respectively, were retained by John Hancock Funds in 1998, 1999 and 2000, respectively. Total underwriting commissions for sales of the Fund's Class C shares for the period from May 1, 2000 to August 31, 2000 was $2,755. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares and 1.00% for Class B and Class C shares, of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event the John Hancock Funds is not fully reimbursed for payments or expenses under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund, because the Trustees may terminate Class B and/or Class C Plans at any time with no additional liability for these expenses to the shareholders and the Fund. For the fiscal year ended August 31, 2000, an aggregate of $305,411 of distribution expenses or 3.66% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended August 31, 2000, an aggregate of $682 distribution expenses or 0.92% of the average net assets of the Fund's Class C shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees.

The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.


Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each Plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other funds and the costs of those activities will be borne by the Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended August 31, 2000, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services.



                                             Expense Items
                                             -------------

                                        Printing and Mailing                                             Interest,
                                        of Prospectuses                              Expenses            Carrying or
                                        to New                 Compensation to       of John Hancock     Other Finance
                        Advertising     Shareholders           Selling Brokers       Funds               Charges
                        -----------     ------------           ---------------       ---------------     -------------

Class A                 $15,933         $5,806                 $41,208               $71,367             $     0
Class B                 $16,934         $4,244                 $16,507               $40,131             $ 5,550
Class C                 $    72         $    1                 $   412               $   256             $     0


SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pays compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your financial representative.

The two primary sources of compensation payments are (1) the 12b-1 that are paid out of the Fund's assets and sales charges paid by the investors. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution
Contracts" in this Statement of Additional Information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance, as described below. The firm also receives the first year's service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms which sell or arrange for the sale of shares of the Fund. Such compensation provided by John
Hancock Funds may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered


                                       30


representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more
Funds, and/or other financial services firms-sponsored events or activities.
From time to time, John Hancock Funds may make expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings or to help pay the expenses of sales contests.
Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees, may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.


                                     Sales charge           Maximum              First year
                                     Paid by investors      Reallowance          Service fee           Maximum
                                     (% of offering         (% of offering       (% of net             total compensation (1)
Class A investments                  price)                 price)               investment)           (% of offering price)
-------------------                  -----------------      --------------       ------------          ---------------------

Up to $99,999                        4.50%                  3.76%                0.25%                 4.00%
$100,000 - $249,999                  3.75%                  3.01%                0.25%                 3.25%
$250,000 - $499,999                  3.00%                  2.26%                0.25%                 2.50%
$500,000 - $999,999                  2.00%                  1.51%                0.25%                 1.75%

Regular investments of
$1 million or more
------------------

First $1M - $4,999,999               --                     0.75%                0.25%                 1.00%
Next $1 - $5M above that             --                     0.25%                0.25%                 0.50% (2)
Next $1 and more above that          --                     0.00%                0.25%                 0.25% (2)


                                                            Maximum              First year
                                                            Reallowance          Service fee           Maximum
                                                            (% of offering       (% of net             total compensation
Class B investments                                         price)               investment)           (% of offering price)
                                                            ------               -----------           ---------------------

All amounts                                                 3.75%                0.25%                 4.00%


                                                            Maximum              First year
                                                            Reallowance          service fee           Maximum
                                                            (% of offering       (% of net             total compensation
Class C investments                                         price)               investment)            (% of offering price)
                                                            ------               -----------           ----------------------

Amounts purchased at NAV             --                     0.75%                0.25%                 1.00%
All other amounts                    1.00%                  1.75%                0.25%                 2.00%

 (1)  Reallowance  percentages  and service fee  percentages are calculated from
      different  amounts,   and  therefore  may  not  equal  total  compensation
      percentages if combined using simple addition.

(2) For Group Investment Program sales, the maximum total compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.

Net Asset Value


For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding.

Initial Sales Charge on Class A AND CLASS C Shares

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The Fund no longer issues share certificates, all shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining a reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

         o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, grandparents and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

         o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

         o A former participant in an employee benefit plan with John Hancock Funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

         o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

         o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

         o Retirement plans investing through PruArray Program sponsored by Prudential Securities.

         o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive
                  application   approved   by  the   Securities   and   Exchange
                  Commission.

         o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

                     Amount Invested                            CDSC Rate
                     ---------------                            ---------

                     $1 to $4,999,999                             1.00%
                     Next $5 million to $9,999,999                0.50%
                     Amounts of $10 million and over              0.25%

Class C shares may be offered without a front-end sales charge to:

         o Retirement plans for which John Hancock Signature Services performs employer sponsored plan recordkeeping services. (These types of plans include 401(k), money purchase pension, profit sharing and SIMPLE 401k.)

         o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.


Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account, and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current account value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs) SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy an LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $100,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the subject Fund to sell, any additional Class A shares and may be terminated at any time.

Deferred Sales Charge on Class B AND CLASS C  Shares

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service retirement plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      oProceeds of 50 shares redeemed at $12 per shares (50 x 12)       $600.00
      o*Minus Appreciation ($12 - $10) x 100 shares                     (200.00)
      o Minus proceeds of 10 shares not subject to
        CDSC (dividend reinvestment)                                    (120.00)
                                                                        -------
      oAmount subject to CDSC                                           $280.00

*The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares of the Fund that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to Trust accounts unless Trust is dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B (but not Class C) shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock for which John Hancock is recordkeeper.


For Retirement Accounts (such as traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.



----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-retirement
Distribution            (401 (k),  MPP,                                      Rollover
                        PSP 457 & 408
                        (SEPs & Simple
                        IRAs)
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             mandatory         value annually
                                                                             distributions     in periodic
                                                                             or 12% of         payments
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Between 59 1/2          Waived            Waived            Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B only)          annuity           annuity           annuity          annuity           value annually
                        payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments          payments          payments         payments
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Loans                   Waived            Waived            N/A              N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Hardships               Waived            Waived            Waived           N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purpose of making such payment at the same value as used in determining the Fund's net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

Additional Services And Programs

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transactions charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund and John Hancock Intermediate Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan (for which John Hancock is the recordkeeper) exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares, which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investment will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement and Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of that Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of the CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Funds, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement Plans participating in Merrill Lynch's servicing programs.

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers. Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and John Hancock Funds, Inc. (the Fund's principal distributor), share in the expense of these fees.

Description Of The Fund's Shares

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two series of shares - John Hancock Massachusetts Tax-Free Income Fund and the John Hancock New York Tax-Free Income Fund. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of each series, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class or series of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable by the Fund, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. The Fund's shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Fund's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Fund. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder of any Fund held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Fund shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's Prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Funds to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

Federal Income Taxation

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its tax-exempt interest and taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

The Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in municipal securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing municipal securities, the Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes and, if available, the exemption of such interest from New York State and New York City personal income taxes. The Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws enacted principally during the 1980's not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of the Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar future legislation.

If the Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on municipal securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" or a "related person" thereof under Section 147(a) with respect to any of the tax-exempt obligations held by the Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund's exempt-interest dividends. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of the Fund even though the borrowed money may not be directly traceable to the purchase of shares.

Although all or a substantial portion of the dividends paid by the Fund may be excluded by the Fund's shareholders from their gross income for federal income tax purposes, the Fund may purchase specified private activity bonds, the interest from which (including the Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from the Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

Distributions other than exempt-interest dividends from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. Taxable distributions include distributions from the Fund that are attributable to (i) taxable income, including but not limited to taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate swaps, caps, floors and collars, and a portion of the discount from certain stripped tax- exempt obligations or their coupons or (ii) capital gains from the sale or constructive sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options and futures contracts. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains or losses, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce the Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of the Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

After the close of each calendar year, the Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of the Fund for its full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of a pro rata share of tax-exempt income or tax preference item income earned by the Fund during the period of their investment in the Fund.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of Fund securities and/or engage in options or futures transactions that will generate capital gains. At the time of an investor's purchase of the Fund's shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and, to the extent in excess of the amount disallowed, will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess of net long-term capital gain over net short-term capital loss in any year. The Fund will not, in any event, distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed to shareholders. The Fund has a realized capital loss carryforward of $763,997 which expires August 31, 2008.


The Fund is required to accrue original issue discount ("OID") on certain debt securities (including zero coupon or deferred payment obligations) that have OID prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options and futures contracts or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow the cash, to satisfy these distribution requirements.

The Federal income tax rules applicable to certain structured or indexed securities, interest rate swaps, caps, floors and collars, dollar rolls and possibly other investments or transactions, are unclear in certain respects, and the Fund will account for these investments or transactions in a manner intended to preserve its qualification as a regulated investment company and avoid material tax liability.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, the Fund's taxable distributions may not be subject to backup withholding if the Fund can reasonably estimate that at least 95% of its distributions for the year will be exempt-interest dividends. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The Fund may invest in debt obligations that are in the lower rating categories or are unrated. Investments in debt obligations that are at risk of default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. If the Fund invests in these debt obligations, it will address these issues in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and seek to avoid Federal income or excise tax.

Dividends and capital gain distributions paid by the Fund will not qualify for the dividends-received deduction for corporate shareholders.



Certain options and futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain (subject to tax distribution requirements) if an option, future, notional principal contract, or a combination thereof is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options or futures contracts and/or offsetting or successor Fund positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Some of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options and futures transactions in order to seek to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. Dividends (including exempt-interest dividends), capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes, except as described below under "State Income Tax Information." The discussion does not address special tax rules applicable to certain types of investors, such as insurance companies and financial institutions. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

STATE INCOME TAX INFORMATION

The Fund is not subject to Massachusetts Corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

NEW YORK TAXES

Exempt-interest dividends derived from interest on tax-exempt bonds of New York State and its political subdivisions and authorities and certain other governmental entities (for example, U.S. possessions), paid by the Fund to New York resident individuals, estates and trusts otherwise subject to these taxes, will not be subject to New York State and New York City personal income taxes and certain municipal tax surcharges.

Dividends, whether received in cash or additional shares, derived from the Fund's other investment income (including interest on U.S. Government obligations and Tax-Exempt Bonds other than those described in the preceding paragraph), and from the Fund's net realized short-term capital gains, are taxable for New York State and New York City personal income tax purposes as ordinary income. Tax surcharges will also apply. Dividends derived from net realized long-term capital gains of the Fund are taxable as long-term capital gains for New York State and New York City personal income tax purposes regardless of the length of time shareholders have held their shares.

Dividends derived from investment income and capital gains, including exempt-interest dividends, will be subject to the New York State franchise tax and the New York City General Corporation Tax if received by a corporation subject to those taxes. Certain distributions may, however, be eligible for a 50% dividend subtraction. Shares of the Fund will be included in a corporate shareholder's investment capital in determining its liability, if any, for these taxes.

New York State and New York City personal income taxes are imposed on "New York taxable income," which is defined, in the case of New York resident individuals, estates and trusts as "New York adjusted gross income" minus the New York deductions and New York exemptions. "New York adjusted gross income", in the case of a New York resident individual, estate or trust, is federal adjusted gross income with certain modifications Because distributions that qualify as exempt- interest dividends under IRC ss. 852(b) (5) will be excluded from Federal gross income and adjusted gross income, such distributions will also be excluded from New York adjusted gross income, unless specifically modified by New York law.

New York law requires that New York resident individuals, estates and trusts add certain items to their federal adjusted gross income. One such modification is the addition, to the extent not properly includible in Federal adjusted gross income, of interest income on obligations of any state (or political subdivision of any state) other than New York and its political subdivisions.

The Fund's dividends (including exempt-interest dividends) and distributions will not be tax-exempt for State and City purposes for corporate investors, so that corporate investors should consult their own tax advisers before investing in the Fund. All investors should consult their own tax advisers regarding the tax provisions described above and any additional taxes to which they may be subject, including but not limited to minimum taxes, tax surcharges, and taxes based on or affected by the ownership of intangible property such as mutual fund shares.

Under New York tax law, a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying dividends which are exempt from the New York State and New York City personal income taxes, such as the Fund, will not be deductible by the investor for New York State and New York City personal income tax purposes.

CALCULATION OF PERFORMANCE


For the 30-day period ended August 31, 2000, the annualized yields for the Fund's Class A, Class B and Class C shares were 4.55%, 4.07% and 4.03%, respectively. The average annual total returns of the Fund's Class A shares for the 1 year, 5 years and 10 years ended August 31, 2000 were 1.21%, 4.60% and 6.65%, respectively. The total returns for 1 year and since inception on October 3, 1996, for Class B shares were 0.21% and 3.89%, respectively. For Class C shares, for the one year period and since inception on April 1, 1999, the average total returns were 3.16% and 0.52%, respectively.


The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                             6
Yield = 2 9 [ ( a - b ) + 1 ] - 1 )
               -------
                 cd

Where:

         a=       dividends and interest earned during the period.
         b=       net expenses accrued during the period.
         c=       the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
         d=       the maximum offering price per share on the last day of the period (NAV where applicable).

The Fund may advertise a tax-equivalent yield, which is computed by dividing that portion of the yield of the Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent yields for the Fund's Class A, Class B and Class C shares at the combined maximum federal and New York tax rates, which assumes the full deductibility of state income taxes on the federal income tax return, for the 30-day period ended August 31, 2000 were 8.09%, 7.23% and 7.16%, respectively.

Total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and life-of-fund period that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                n _____
                           T = \ /ERV/P - 1

Where:

P        =   a  hypothetical initial investment of $1,000.
T        =   average annual total return.
n        =   number of years.
ERV      =   ending redeemable value of a hypothetical  $1,000 investment made at the beginning of the 1-year and life-of-fund periods.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion or original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value.

From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices. Comparisons may also be made to bank certificates of deposit, ("CDs") which differ from mutual funds, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD. There are penalties for early withdrawal from CDs, and the principal on a CD is insured.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publication such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S, BARRON'S, etc., as well as LIPPER, may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market-related risk of the Funds by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

Brokerage Allocation

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates, and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, the policies in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ended August 31, 1998, 1999 and 2000, the Fund paid negotiated brokerage commissions in the amount of $3,140, $6,904 and $0, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Funds may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. During the fiscal year ended August 31, 2000, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker. During the fiscal years ending August 31, 1998, 1999 and 2000, the Fund did not execute any portfolio transactions with the Affiliated Broker.

Signator may act as broker for the Funds on exchange transactions, subject, however, to the general policy of the Funds set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transaction as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Funds. The Fund pays Signature Services an annual fee of $20.00 for each Class A shareholder account, $22.50 for each Class B shareholder account and $21.50 for each Class C shareholder account. The Fund also pays certain out-of-pocket expenses and these expenses are aggregated and charged to the Fund on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Funds are held pursuant to a custodian agreement between the Funds and Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT ACCOUNTANTS


The independent accountants of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

APPENDIX A - DESCRIPTION OF INVESTMENT RISK

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., futures and related options; securities and index options, swaps, caps, floors, collars).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Common to all debt securities.(e.g. borrowing; reverse repurchase agreements, repurchase agreements, financial futures and options; securities and index options, securities lending, non-investment grade debt securities, private activity bonds, participation interests and structured securities, swaps, caps, floors, collars).

Information risk The risk that key information about a security or market is inaccurate or unavailable. Common to all municipal securities. (e.g. non-investment grade debt securities, private activity bonds and participation interests).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g. financial futures and options; securities and index options, non-investment grade debt securities, private activity bonds, participation interests, structured securities and swaps, caps, floors and collars).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g. borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g. financial futures and options; securities and index options, non-investment-grade debt securities, restricted and illiquid securities, participation interests, swaps, caps, floors, collars , structured securities).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g. financial futures and options; securities and index options, short-term trading, when-issued securities and forward commitments, non-investment-grade debt securities, restricted and illiquid securities, structured securities).

Natural event risk The risk of losses attributable to natural disasters, such as earthquakes and similar events. (e.g. private activity bonds).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g. financial futures and options; securities and index options, when-issued securities and forward commitments).

Political risk The risk of losses attributable to government or political actions of any sort. (e.g. private activity bonds).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for.(e.g. non-investment-grade debt securities, Restricted and illiquid securities, participation interests, structured securities, swaps, caps, floors, collars).

APPENDIX B - DESCRIPTION OF BOND  Ratings


Moody's describes its ratings for Tax-Exempt Bonds as follows:

Bonds. "Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of grater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities.

"Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

"Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Bonds which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"Bonds which are rated 'C' are the lowest rated classes of bonds, and issues so rated can be regarded as having extremely poor prospects of ever obtaining any real investment standing."

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following: (i) an application for rating was not received or accepted; (ii) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (iii) there is a lack of essential data pertaining to the issue or issuer; or (iv) the issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Standard & Poor's describes its ratings for Tax-Exempt Bonds as follows:

"AAA. Debt rated 'AAA' has the highest rating by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA. Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

"A. Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB. Debt rated 'BBB' is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

Debt rated "BB," "B," "CCC," or "CC" is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and pay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Unrated. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fitch describes its rating for Tax-Exempt Bonds as follows:

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and the 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB. Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB. Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

Notes. Ratings for state and municipal notes and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance on bond risk are of lesser importance in the short run. Symbols will be used as follows:

"MIG-1 Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

"MIG-2 Notes bearing this designation are of high quality with margins of protection ample although not so large as in the preceding group."

Commercial Paper. As described in the Prospectus, the Fund may invest in commercial paper which is rated A-1 or A-2 by Standard & Poor's, P-1 or P-2 by Moody's or F-1+ or f1 by Fitch.

Moody's ratings for commercial paper are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

"P-1 -- "Prime-1" indicates the highest quality repayment capacity of the rated issues.

"P-2 -- "Prime-2" indicates that the issuer has a strong capacity for repayment of short-term promissory obligations. Earnings trends and coverage ratios, while sound, will be more subjective to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

"A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

"A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch's short-term ratings are as follows:

F-1+ Exceptionally strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+"

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2000 Annual Report to Shareholders for the year ended August 31, 2000; (filed electronically on October 26, 2000, accession number 0001010521-00-000440) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Tax-Exempt Series Trust (file nos. 811-5079 and 33-12947).

John Hancock Tax-Exempt Series Trust
         John Hancock New York Tax-Free Income Fund

      Statement of Assets and Liabilities as of August 31, 2000.
      Statement of Operations for the year ended August 31, 2000.
      Statement of Change in Net Assets for the period ended August 31, 2000. Financial Highlights for the period ended August 31, 2000.
      Notes to Financial Statements.
      Schedule of Investments as of August 31, 2000.
      Report of Independent Accountants.

                         JOHN HANCOCK TAX-EXEMPT SERIES

                                     PART C.

                               OTHER INFORMATION

Item. 23.   Exhibits:

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 24.   Persons Controlled by or under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with Registrant.

Item. 25.  Indemnification.

Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article IV of the Registrant's Declaration of Trust included as Exhibit 1 herein.

Under Section 12 of the Distribution Agreement, John Hancock Funds, Inc. ("John Hancock Funds") has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

Section 9(a) of the By-Laws of John Hancock Life Insurance Company ("the Insurance Company") provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

Article IX of the By-Laws of John Hancock Advisers, Inc. ("the Adviser") provide as follows:

"Section 9.01. Indemnity. Any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the Corporation a director, officer, employee or agent of the

Corporation or is or was at any time since the inception of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and the liability was not incurred by reason of gross negligence or reckless disregard of the duties involved in the conduct of his office, and expenses in connection therewith may be advanced by the Corporation, all to the full extent authorized by the law."

"Section 9.02. Not Exclusive; Survival of Rights: The indemnification provided by Section 9.01 shall not be deemed exclusive of any other right to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person."

Insofar as indemnification for liabilities under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Declaration of Trust and By-Laws of John Hancock Funds, the Adviser, or the Insurance Company or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Advisers.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Adviser, reference is made to Form ADV (801-8124) filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.

Item 27.  Principal Underwriters.

(a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Cash Reserve, Inc., John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series Trust, John Hancock Tax-Free Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock World Fund, John Hancock Investment Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust II, John Hancock Investment Trust III and John Hancock Equity Trust.

(b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.


       Name and Principal                Positions and Offices               Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------

Stephen L. Brown                        Director and Chairman                  Trustee and Chairman
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Maureen R. Ford                        Director, Vice Chairman                 Trustee, Vice Chairman,
101 Huntington Avenue                    and Chief Executive                    President and Chief
Boston, Massachusetts                          Officer                            Executive Officer

Robert H. Watts                         Director, Executive Vice                      None
John Hancock Place                   President and Chief Compliance
P.O. Box 111                                    Officer
Boston, Massachusetts

David A. King                                   Director                              None
380 Stuart Street
Boston, Massachusetts



                                      C-3


       Name and Principal                Positions and Offices               Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------

Susan S. Newton                             Vice President                  Vice President, Chief Legal
101 Huntington Avenue                                                         Officer and Secretary
Boston, Massachusetts

Thomas E. Moloney                              Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                            Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John M. DeCiccio                               Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

David F. D'Alessandro                          Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

                                      C-4


       Name and Principal                Positions and Offices               Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------

Mark C. Lapman                                 Director                              None
53 State Street
Boston, Massachusetts

James V. Bowhers                               President                             None
101 Huntington avenue
Boston, Massachusetts

Kathleen M. Graveline                    Senior Vice President                       None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Peter F. Mawn                            Senior Vice President                       None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Keith Hartstein                          Senior Vice President                       None
101 Huntington Avenue
Boston, Massachusetts

Karen Walsh                                 Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

Dale A. Bearden                             Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

Gary Cronin                                 Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

Kristine McManus                            Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

Thomas H. Connors                           Vice President and                       Vice President and
101 Huntington Avenue                       Compliance Officer                       Compliance Officer
Boston, Massachusetts

     (c) None.

Item 28. Location of Accounts and Records

The Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment Company Act of 1940 as its principal executive offices at 101 Huntington Avenue, Boston Massachusetts 02199-7603. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

Item 29. Management Services

     Not applicable.

Item 30. Undertakings

     (a) Not applicable.

     (b) Not applicable

     (c) The Registrant on behalf of each of its each of its series undertakes to furnish each person to whom a prospectus is delivered with a copy of such series' annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities and Exchange Act of 1933 and has duly caused this Registration Statementto be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 27th day of December, 2000.

                                         JOHN HANCOCK TAX EXEMPT SERIES FUND

                                          By:             *
                                              ---------------------------
                                              Stephen L. Brown
                                              Chairman

         Pursuant to the requirements of the Securities Act of 1933, the Registration has been signed below by the following persons in the capacities and on the dates indicated.


       Signature                                  Title                             Date
       ---------                                  -----                             ----

         *
------------------------                Trustee and Chairman                       December 27, 2000
Stephen L. Brown                        (Principal Executive Officer)

         *
------------------------                Trustee, Vice Chairman, President
Maureen R. Ford                         and Chief Financial Officer


/s/James J. Stokowski
------------------------                Vice President, Treasurer
James J. Stokowski                      (Principal Accounting Officer)

------------------------                Trustee
Dennis S. Aronowitz*

------------------------                Trustee
Richard P. Chapman, Jr.*

------------------------                Trustee
William J. Cosgrove*

------------------------                Trustee
Leland O. Erdahl*

------------------------                Trustee
Richard A. Farrell*

------------------------                Trustee
Gail D. Fosler*

------------------------                Trustee
William F. Glavin*



                                      C-7

       Signature                                  Title                             Date
       ---------                                  -----                             ----


------------------------                Trustee
John A. Moore

------------------------                Trustee
Patti McGill Peterson*



*By:  /s/Susan S. Newton                                                        December 27, 2000
      ------------------
      Susan S. Newton
      Attorney-in-Fact under
      Powers of Attorney dated
      January 1, 1999 and March 17, 1999.

                      John Hancock Tax-Exempt Series Trust


                                INDEX TO EXHIBITS


99.(a) Articles of Incorporation. Amended and Restated Declaration of Trust dated 7/1/96.**

99.(a).1 Establishment and Designation of Class A Shares and Class B Shares of
         Beneficial Interest dated July 1, 1996.**

99.(a).2 Amendment of Section 5.11 and Establishment and Designation of Class C shares of Beneficial Interest of Massachusetts Tax-Free Income Fund and New York Tax-Free Income Fund dated December 8 1998.*******

99.(a).3 Instrument Fixing the Number of Trustees and Appointing Individual to
         Fill Vacancy dated December 7, 1999.********

99.(b)   By-Laws.  Amended and Restated By-Laws dated December 3, 1996.**

99.(c) Instruments Defining Rights of Security Holders. See Exhibit 99.(a) and 99.(b).

99.(d) Investment Advisory Contracts. Investment Management Contract between the New York Tax-Free Income Fund and John Hancock Advisers, Inc. dated July 1, 1996.**

99.(d).1 Investment Management Contract between Massachusetts Tax-Free Income
         Fund and John Hancock Advisers, Inc. dated July 1, 1996.**

99.(e) Underwriting Contracts. Distribution Agreement between John Hancock Broker Distribution Services, Inc. dated August 1, 1991.*

99.(e).1 Form of Soliciting Dealer Agreement between John Hancock Broker
         Distribution, Inc. and Selected Dealers.*****

99.(f)   Bonus or Profit Sharing Contracts. Not Applicable.

99.(g) Custodian Agreements. Master Custodian Agreements between John Hancock Mutual Funds and State Street Bank and Trust Company and Investors Bank and Trust Company dated March 9, 1999.*******

99.(h) Other Material Contracts. Amended and Restated Master Transfer Agency and Service Agreement between John Hancock Funds and John Hancock Signature Services, Inc. dated June 1, 1998.****

99.(i)   Legal Opinion.+

99.(j)   Other Opinions. Auditor's Consent.+

99.(k)   Omitted Financial Statements. Not Applicable.

99.(l) Initial Capital Agreements. Subscription agreement between Registrant and John Hancock Advisers, Inc.*

99.(m) Rule 12b-1 Plan. Amended and Restated Distribution Plan for Class A shares between John Hancock Tax-Exempt Series Fund and John Hancock Funds, Inc. dated July 1, 1996.***

99.(m).1 Rule 12b-1 Plan. Amended and Restated Distribution Plan for Class B shares between John Hancock TaxExempt Series Fund and John Hancock Funds, Inc. dated July 1, 1996.**

99.(m).2 Rule 12-b1 Plan. Amended and Restated Distribution Plan for Class C shares between John Hancock Massachusetts Tax-Free Income Fund and John Hancock New York Tax-Free Income Fund and John Hancock Funds, Inc. dated April 1, 1999.*******

99.(n)   Financial Data Schedule. Not Applicable

99.(o) Rule 18f-3 Plan. John Hancock Funds Class A and Class B Multiple Class Plan Pursuant to Rule 18f-3 dated May 1, 1998.****

99.(o).1 John Hancock Funds Class A, Class B and Class C amended and restated
         Multiple Class Plan pursuant to Rule 18f-3 for John Hancock Tax Exempt Series dated April 1, 1999.******

99.(p) Code of Ethics. John Hancock Advisers, Inc. and each of the John Hancock Funds (together called "John Hancock Funds").********

* Previously filed electronically with post-effective amendment no. 10, file nos. 811-5079 and 33-12947 on December 25, 1995, accession number 0000950156-95-000881.

** Previously filed electronically with post-effective amendment no. 12 file nos. 811-5079 and 33- 12947 on December 20, 1996, accession number 0001010521-96-000226.

*** Previously filed electronically with post-effective amendment no. 13, file nos. 811-5079 and 33-12947 on December 23, 1997, accession number 0001010521-97-000441.

**** Previously filed electronically with post-effective amendment no. 14, file nos. 811-5079 and 33-12947 on October 13, 1998, accession nu,ber 0001010521-98-000347.

***** Previously filed electronically with post-effective amendment no. 15, file nos. 811-5079 and 33-12947 on December 28, 1998, accession number 0001010521-98-000404.

****** Previously filed electronically with post-effective amendment no. 16, file nos. 811-5079 and 33-12947 on January 25, 1999, accession number 0001010521-99-000057.

******* Previously filed electronically with post-effective amendment no. 17, file nos. 811-5079 and 33-12947 on December 27, 1999, accession number 0001010521-99-000399.

******** Previously filed electronically with post-effective amendment no. 18, file nos. 811-5079 and 33-12947 on October 25, 2000, accession number 0001010521-00-000438.

+        Filed herewith.